ANNUAL REPORT

                                AUGUST 31, 1999



                          VISTA CAPITAL ADVANTAGE(SM)


                       MUTUAL FUND VARIABLE ANNUITY TRUST


                   Vista Fund Distributors, Inc., distributor
     This report must be accompanied or preceded by a current prospectus for
                            Vista Capital Advantage

[VISTA Logo]


April 10, 1999


Dear Vista Capital Advantage Contract Owner:


Enclosed is the February 28, 1999 Semi-Annual Report of the Mutual Fund Variable Annuity Trust, whose portfolios serve as the underlying investments for the Vista Capital Advantage variable annuity.

The table below shows the one year and since inception results, after the deduction of all insurance and withdrawal fees, of the accounts in the Vista Capital Advantage at February 28, 1999. The insurance fees include mortality and expense risk charges, surrender charges and the annual contract administration charge. The surrender charges reflect the sales charges that would have been assessed against the contract value had the contract been surrendered.(1)

The first chart applies to all Vista Capital Advantage investors outside of New York state, whose policy is issued by Anchor National Life Insurance Company. The second chart applies to Vista Capital Advantage investors within New York state, whose policy is issued by First SunAmerica Life Insurance Company.


              Anchor National Life Insurance Company Policy Holders
                  Average Annual Total Return as of 2/28/99(2)

----------------------------------------------------------------------------
 Portfolio (Contract Inception Date)            One-Year    Since Inception
----------------------------------------------------------------------------
 Growth and Income (3/13/95)                    (8.40%)        17.15%
 Capital Growth (3/13/95)                      (20.31%)        12.87%
 International Equity (3/13/95)                 (5.51%)         4.79%
 Asset Allocation (3/13/95)                     (5.75%)        11.12%
 U.S. Government Income (7/13/95)               (2.30%)         3.02%
 Money Market (6/2/95)3                         (2.65%)         2.28%
   7-day current yield as of 2/28/99; 2.81%
----------------------------------------------------------------------------


       First SunAmerica Life Insurance Company Policy Holders (New York)
                  Average Annual Total Return as of 2/28/99(2)

----------------------------------------------------------------------------
 Portfolio (Contract Inception Date)            One-Year    Since Inception
----------------------------------------------------------------------------
 Growth and Income (12/6/95)                      (8.41%)       14.63%
 Capital Growth (12/6/95)                        (20.35%)        8.91%
 International Equity (12/22/95)                  (5.55%)        2.82%
 Asset Allocation (12/22/95)                      (5.77%)        9.47%
 U.S. Government Income (12/22/95)                (2.27%)        2.64%
 Money Market (12/22/95)3                         (2.63%)        2.33%
   7-day current yield as of 2/28/99; 2.89%
----------------------------------------------------------------------------

Your Vista Capital Advantage variable annuity represents a unique combination of professional money management and tax advantages. It is designed to help contribute to your plans for a financially secure future. If you have any questions, please call your investment representative or 1-800-90-VISTA.


Sincerely,

[/s/ Fergus Reid]

Fergus Reid
Chairman

-------------
1 The Surrender Charge schedule for each year in states other than NY is as follows: 6%, 6%, 5%, 4%, 3%, 2%, 0%. In NY the Surrender Charge schedule for each year is: 6%, 6%, 5%, 4%, 3%, 2%, 1%, 0%. A 10% Federal tax penalty may apply to withdrawals before age 59-1/2.

2 Past performance is no guarantee of future results. An investor's return and principal value will fluctuate. An investor's units, when redeemed, may be worth more or less than their original investment. This material is authorized for public distribution only when accompanied or preceded by a prospectus for Vista Capital Advantage.

3 Fund shares are not insured or guaranteed by the FDIC or any other government agency. There can be no guarantee that the Fund will maintain a stable net asset value of $1.00.

The Vista Capital Advantage (VCA) is distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank, Anchor National Life Insurance Company or First SunAmerica Life Insurance Company. Chase Manhattan is the portfolio advisor, administrator and custodian of the underlying investment options of the variable annuity. VCA is issued by Anchor National Life Insurance Company and in New York by First SunAmerica Life Insurance Company.

--------------------------------------------------------------------------------
 Investments in Vista Capital Advantage are not deposits, or guaranteed or endorsed by, Chase, and are not insured by the FDIC, Federal Reserve Board or any other government agency. Investments in Vista Capital Advantage, including the underlying variable investment options, involve risk, including the possible loss of principal.
--------------------------------------------------------------------------------

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

           Table of Contents

     4     Letter from the Chairman


           Performance & Commentary

     5     Growth and Income

     6     Capital Growth

     7     International Equity

     8     Asset Allocation

     9     U.S. Government Income

    10     Money Market


           Portfolio of Investments

    11     Growth and Income

    13     Capital Growth

    14     International Equity

    18     Asset Allocation

    21     U.S. Government Income

    21     Money Market


           Mutual Fund Variable Annuity Trust

    23     Statement of Assets & Liabilities

    24     Statement of Operations

    25     Statement of Changes in Net Assets

    26     Financial Highlights

 28-32     Notes to Financial Statements


--------------------------------------------------------------------------------
 INVESTMENTS IN VISTA CAPITAL ADVANTAGE ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND ARE NOT INSURED BY THE FDIC,
 FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN VISTA CAPITAL ADVANTAGE, INCLUDING THE UNDERLYING VARIABLE INVESTMENT OPTIONS, INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------
page 4      Letter from the Chairman

                                                                October 10, 1999


Dear Vista Capital Advantage Investor:

We are pleased to present this annual report on the six portfolios underlying the Vista Capital Advantage Variable Annuity for the one year ended August 31, 1999. This report summarizes the performance of each portfolio in light of events in the financial markets, giving you the opportunity to monitor and adjust your individual investment choices if necessary. Here are some highlights:


A Robust U.S. Economy Helps Propel Stock Prices Higher

Stock prices started the fiscal year under pressure due to worries over a potential global economic meltdown ignited by the near collapse of Russia's economy. Once those worries began to fade, stock prices rallied on improving economic conditions. Large-cap, well-established companies led the way, as they have throughout the bull market of the 1990s. Technology stocks were among the better performing sectors. As the period progressed, the economy continued to strengthen, raising concerns of potentially higher inflation. However, the environment stayed generally positive for equities, with many corporations posting better-than-expected earnings, and consumer confidence remaining strong.


The Federal Reserve Stays Active Throughout the Period

At the start of the period, the Fed reduced short-term interest rates three times to help stimulate economic activity. These rate cuts played a significant role in ending the global economic crisis and gave rise to a rebound in many equity markets around the world. Following the rate cuts, the U.S. economy strengthened to a point where inflation became a growing concern to the Fed. This caused the Fed to revert to a tightening monetary policy, raising interest rates in June and again in August. At the end of the period, there was much speculation that a third rate hike was likely before year-end to ensure inflation remains under control.


Higher Interest Rates Put Pressure on Bonds

Following the end to the global economic crisis, bond yields climbed steadily due to the pickup in economic activity. During the period, the yield on the 30-year Treasury bond rose from about 5.34% to around 6.06%. Some of the economic data that propelled yields higher included a steady stream of strong consumer confidence reports, historically low unemployment and consistently good news on consumer spending.


Sincerely,


[/s/ Fergus Reid]


Fergus Reid
Chairman

                                         Growth and Income Portfolio      page 5


The Growth and Income Portfolio seeks to provide long-term capital appreciation and dividend income primarily through diversified holdings of common stocks.


Performance
Investors in the Growth and Income Portfolio continued to participate in the strong performance of the U.S. stock market during the reporting period. For the one year ended August 31, 1999, the Portfolio had a total return of 21.23%.

Strategy
The Portfolio's investment results were largely due to improving economic conditions, outstanding stock selection and a generally good environment for equities. Specifically, the Portfolio's investment in technology stocks proved beneficial to shareholders. Despite coming under pressure on several occasions throughout the period, technology stocks registered solid gains thanks to favorable corporate earnings reports and improving growth prospects for stocks in this sector.

Management's decision to invest in oil and gas companies also contributed positively to the Portfolio's performance, as energy prices rose sharply throughout the first eight months of 1999. A pledge made by Middle-East oil ministers to increase the price of oil and reduce output was the main reason for the spike in prices.

Interest-rate sensitive stocks, such as utility stocks, came under pressure following the Federal Reserve's series of interest-rate cuts in late 1998. The Fed's adoption of an easing monetary policy boosted global economic activity, which led to an increase in interest rates. The Portfolio's investment in health care and pharmaceutical stocks also detracted from performance, though many of these securities posted solid gains early in the period.

In keeping with our long-term investment strategy, the Portfolio used periodic downturns in the market to increase exposure to attractively priced stocks across a broad range of sectors. This strategy proved particularly beneficial following the sharp downturn in technology stocks in February. The downturn was due to a spate of stronger-than-expected economic data, including the best consumer confidence report ever and the lowest unemployment rate in a generation.

Outlook
Although the economy has been showing signs of overheating, we believe the outlook for the stock market remains positive. For one, we think interest rates will decline later this year and into the year 2000. Our rationale is based on the fact that the economy will slow later in the year due to seasonal factors and concerns over Y2K. We also believe that once the uncertainty surrounding Y2K begins to fade, investor interest in equities will increase. Since further signs of a pickup in economic activity are likely to result in greater market volatility, stock selection will play an important role in delivering good investment results. We intend to view volatility as an opportunity to increase our exposure in high-quality stocks that, in our judgment, will help bolster the Portfolio's long-term growth potential.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the Growth and Income Portfolio at NAV (Net Asset Value) would have grown to $20,728 from inception on 3/1/95 through 8/31/99.*

Investment Results

---------------------------------------------------------
        Average Annual Total Return as of 8/31/99
 One year                                         21.23%
 Since Inception (3/1/95)                         17.55%
---------------------------------------------------------

[Plot Points for Line Chart

               Growth and Income       S&P 500
3/1/95              $10,000            $10,000
8/31/95              11,480             11,678
8/31/96              13,344             13,861
8/31/97              18,084             19,491
8/31/98              17,098             21,071
8/31/99              20,728             29,457


Source for Index returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 6      Capital Growth Portfolio


The Capital Growth Portfolio seeks to provide long-term capital growth primarily through diversified holdings of common stocks.

Performance
Despite a volatile environment for equities, particularly small- and mid-cap stocks, The Capital Growth Portfolio recorded positive performance during the fiscal year. For the one year ended August 31, 1999, the Portfolio had a total return of 30.59%.

Strategy
Favorable economic conditions, highlighted by benign inflation, robust consumer spending and low unemployment, were largely responsible for the Fund's investment results. The Portfolio benefited from its exposure to technology stocks, many of which recorded double-digit percentage results during the period.

Consumer cyclical stocks contributed positively to performance early in the period, following the Federal Reserve Board's decision to reduce short-term interest rates to help stimulate economic activity. Many of these securities also turned in solid gains after the stock market's pullback in February following a spate of stronger-than-expected economic data. Energy stocks also added to performance. A pledge by Middle-East oil ministers to increase the price of oil and reduce output was the main reason for the strong move in energy stocks.

Several sectors detracted from the Portfolio's investment results. These included utility stocks, which came under pressure due to the sharp increase in long-term interest rates. During the period, the yield on the benchmark 30-year Treasury bond rose to approximately 6.06%, from around 5.34% at the start of the period. The rise in rates was largely due to a strong increase in economic activity. Real estate investment trusts also hindered investment results, despite showing some strength midway through the period.

In late 1998, the Portfolio enjoyed good performance from health care stocks, but these securities retreated as the period progressed. Some of the Portfolio's better investments in this sector included Biogen, a biotechnology company that rose sharply over the past 12 months. Despite the pullback in health care stocks, we remain optimistic on their long-term growth prospects. Our optimism is based on the growing number of babyboomers likely to become dependent on the health care system in the new millennium. In less than six years, the first of the babyboomers (those individuals born between 1946 and 1964) will turn 60 years of age.

Outlook
Our outlook for the stock market and the types of stocks represented in the Portfolio remains positive. Economic conditions are still favorable, given the benign inflationary environment, high consumer spending and low unemployment rate. Moreover, corporate earnings remain solid. Continuing signs of an overheating economy may cause near-term market volatility, and uncertainty surrounding Y2K may also weigh on the market. However, the Y2K issue is likely to be a non-factor by the end of this year, and we believe the economy will slow sometime later in 1999 and into the year 2000. In turn, interest rates are likely to moderate, which should prove beneficial for equities.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the Capital Growth Portfolio at NAV (Net Asset Value) would have grown to $19,789 from inception on 3/1/95 through 8/31/99.*

Investment Results

---------------------------------------------------------
        Average Annual Total Return as of 8/31/99
 One year                                         30.59%
 Since Inception (3/1/95)                         16.35%
---------------------------------------------------------


[Plot Points for Line Chart]

              Capital Growth        Russell 2000
3/1/95            $10,000             $10,000
8/31/95            11,900              12,010
8/31/96            14,240              13,316
8/31/97            18,123              17,173
8/31/98            15,154              13,839
8/31/99            19,789              17,766


Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Russell 2000 Index is unmanaged and tracks the shares of 2000 small-capitalization companies. Figures include the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.


The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                      International Equity Portfolio      page 7


The International Equity Portfolio seeks to provide a total return on assets from long-term growth of capital and from income principally through diversified holdings of the stocks of established foreign companies outside the United States.

Performance
The International Equity Portfolio recorded good investment results during a period highlighted by concerns over global economic growth, a turnaround in Japanese equities and the launch of the European Monetary Union (EMU). For the one year ended August 31, 1999, the Portfolio posted a total return of 25.03%.

Strategy
The International Equity Portfolio registered good performance thanks to its exposure to Japanese equities, which recorded solid returns throughout the first eight months of 1999. The Fund's investment in Europe also contributed positively to investment results, particularly early in the year after the launch of the European Monetary Union.

At the start of the period, the Portfolio's investment in Japan was mixed as concerns over the country's banking woes weighed heavily on equity prices. Moreover, investors were not convinced that the government would adopt the necessary reform measures to lift the country from its decade-long economic decline.

As the period progressed, however, Japan's economy showed clear signs of recovery. Investors also became increasingly optimistic about stocks along the Pacific Rim as governments in the region made important fundamental changes to improve their respective economies.

Elsewhere, Latin American markets recorded generally good investment results but not without significant market volatility along the way. In January, for example, markets retreated sharply following concerns over Brazil's inherent financial difficulties.

Outlook
Our outlook for European equities remains positive. Fundamentals for stocks across the region are still generally attractive. Companies are continuing to reduce operating costs to improve profitability, and investor sentiment is favorable. Moreover, with Europe's economy still showing pockets of weakness, no major upturn in interest rates appears imminent.

We are equally optimistic about the prospects for Japanese stocks, though corporations will need to restructure their operations to improve profitability. Assuming economic conditions improve and companies take steps to bolster their balance sheets, we intend to use market weakness as long-term buying opportunities in the months ahead.

Finally, the long-term growth prospects for emerging markets of southeast Asia and Latin America are strong, but the duration and durability of any sustainable rally will largely depend on the ongoing commitment among governments to economic reform.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the International Equity Portfolio at NAV (Net Asset Value) would have grown to $14,727 from inception on 3/1/95 through 8/31/99.*

Investment Results

---------------------------------------------------------
        Average Annual Total Return as of 8/31/99
 One year                                         25.03%
 Since Inception (3/1/95)                          8.97%
---------------------------------------------------------


[Plot Points for Line Chart]

           International Equity        MSCI EAFE
3/1/95           $10,000               $10,000
8/31/95           10,890                10,950
8/31/96           11,153                11,845
8/31/97           12,075                12,953
8/31/98           11,779                12,970
8/31/99           14,727                16,346


Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The MSCI EAFE Index is unmanaged, is a replica (or model) of the performance of the European, Australian and Far Eastern equity markets, and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.


The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 8      Asset Allocation Portfolio


The Asset Allocation Portfolio seeks to provide maximum return through a combination of long-term capital growth and current income by investing in common stocks, convertible securities and government and corporate fixed-income obligations.

Performance
The Asset Allocation Portfolio recorded positive returns as equities moved higher, but bonds came under pressure due to rising interest rates brought on by a robust economy. Given this backdrop, the Portfolio posted a total return of 11.88% for the one year ended August 31, 1999.

Strategy
Strong performance by the Portfolio's technology stocks bolstered investment results, as these securities delivered solid investment gains. Large-cap, well-established companies in this sector, such as EMC and IBM, were among the better performing issues. The impressive returns registered by technology companies was not without volatility along the way. For example, in March, technology stocks came under pressure, as the Nasdaq Composite lost 500 points in about a week. Management's decision to increase its exposure to select technology stocks during these downturns proved beneficial to shareholders.

The Fund's investment in consumer stocks also contributed favorably to performance, thanks to a marked rise in consumer spending and a sharp increase in retail sales. Energy stocks also added to performance following a pledge by Middle-East oil ministers to increase the price of oil and reduce output.

The Portfolio's investment in fixed-income securities and interest-rate sensitive stocks, such as financial, banking and insurance companies, did not fare as well. During the period, long-term interest rates, as measured by the benchmark 30-year Treasury bond, increased steadily, causing bonds prices to fall. The rise in rates was ignited by a rebound in the global economy following the Federal Reserve Board's decision to adopt an easing monetary policy late in 1998. Continuing strength in the U.S. economy during the first eight months of 1999 also played an important role in pushing interest rates higher.

At the end of the reporting period, the Portfolio had 49% invested in common stocks, 51% in fixed-income securities and cash equivalents.

Outlook
Looking ahead, our outlook for both the stock and fixed-income markets remains favorable. While we expect the economy to continue to grow throughout the remainder of this year and into the year 2000, we believe it will moderate. In turn, we expect interest rates to fall and inflation to remain under control. We are also optimistic about the stock and bond market based on our favorable projection for corporate earnings. While volatility is likely to continue given the relatively high valuations in the market and concerns over Y2K, we believe such a development will create investment opportunities. In light of this fact, we intend to use market pullbacks to increase our exposure to securities that we believe can help the Portfolio achieve its long-term investment objective.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the Asset Allocation Portfolio at NAV (Net Asset Value) would have grown to $16,786 from inception on 3/1/95 through 8/31/99.*

Investment Results

---------------------------------------------------------
        Average Annual Total Return as of 8/31/99
 One year                                         11.88%
 Since Inception (3/1/95)                         12.18%
---------------------------------------------------------

[Plot Points fdor Line Chart

            Asset Allocation     60% S&P 500/40% Lehman Gov't Bond
3/1/95           $10,000                      $10,000
8/31/95           11,040                       11,311
8/31/96           12,242                       12,731
8/31/97           15,010                       16,225
8/31/98           15,004                       17,911
8/31/99           16,786                       21,968


Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of all dividends.

The unmanaged Lehman Government Bond Index includes the Treasury Bond Index and the Agency Bond Index. Maturities range from 1 to 20 years. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                    U.S. Government Income Portfolio      page 9


The U.S. Government Income Portfolio seeks to provide monthly dividends as well as to preserve principal.


Performance
The Variable Annuity U.S. Government Income Portfolio came under pressure during the period due to a steady increase in interest rates brought on by improving economic conditions in the U.S. and around the globe. For the one year ended August 31, 1999, the Portfolio recorded a total return of -1.15%.


Strategy
The period began on a positive note for Treasury issues, as investors gravitated toward these securities following the near collapse of Russia's economy. From the start of the period to early October, the height of the Russian economic crisis, the yield on the benchmark 30-year Treasury bond dropped from 5.34% to a record low of 4.72%.

The Federal Reserve allayed fears of a global economic meltdown and a further decline in yields by cutting short-term interest rates three times in late 1998. The Fed's decision to trim rates gave the global economy a much needed boost, sending interest rates markedly higher by year-end.

In January, global economic concerns resurfaced with the emergence of Brazil's economic difficulties, but those worries were short-lived. Soon after, the U.S. economy strengthened, sending interest rates higher and raising worries among investors that inflation might become a problem.

From that point on, most of the economic news pointed to stronger-than-expected growth, leading investors to speculate that the Fed would reverse its monetary policy to keep inflation under control. On June 30th, the Fed delivered on those assumptions, raising short-term interest rates for the first time since March, 1997. Following a spate of stronger-than-expected economic news, the Fed increased rates again in August, just one week before the fiscal year came to a close. At the end of the period, the yield on the 30-year U.S. Treasury bond stood around 6.06%.

Outlook
Despite the increase in interest rates, our outlook for the Portfolio remains favorable. We expect the economy to moderate by the end of this year and into the year 2000. In turn, we believe interest rates will begin to fall, which would be a boon to bond prices. Given this backdrop, we intend to use further increases in interest rates as an opportunity to extend the Portfolio's average duration and increase the level of income paid to shareholders.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the U.S. Government Income Portfolio at NAV (Net Asset Value) would have grown to $13,026 from inception on 3/1/95 through 8/31/99.*

Investment Results

---------------------------------------------------------
        Average Annual Total Return as of 8/31/99
 One year                                        (1.15%)
 Since Inception (3/1/95)                         6.04%
---------------------------------------------------------

[Plot Points for Line Chart]

           U.S. Government Income      Lehman Intermediate US Gov't Bond
3/1/95            $10,000                           $10,000
8/31/95            10,690                            10,618
8/31/96            10,970                            11,091
8/31/97            11,859                            11,983
8/31/98            13,178                            13,092
8/31/99            13,026                            13,387


Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95 and shows changes in Net Asset Value, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The unmanaged Lehman Intermediate Government Bond Index includes bonds with 1 to 10 year maturities and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 10      Money Market Portfolio


The Money Market Portfolio seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity.

Performance
The Money Market Portfolio recorded good investment results in an environment highlighted by rising interest rates brought on by stronger-than-expected economic conditions. For the one year ended August 31, 1999, the Portfolio recorded a total return of 4.66%.

Strategy
Early in the period, yields on money market funds were low due to a sharp pullback in interest rates following the near-collapse of the Russian economy. However, after the Federal Reserve Board adopted an easing monetary policy in September, money market yields began to rise. That trend continued throughout the rest of 1998.

In January, concerns over financial problems in Brazil kept rates under pressure, as investors wondered whether another round of global economic uncertainty might hit the market. But Brazil's problems faded. Soon after, investors turned their attention to the U.S. economy, which showed signs of overheating throughout the spring. Concerned that the robust U.S. economy might cause inflation to rise, the Fed adopted a tightening monetary policy in June, pushing short-term interest rates higher for the first time since March, 1997. In turn, yields on money market funds increased.

The wave of strong economic data throughout much of July and August, led the Fed to raise rates again on August 24th. As the period came to a close, there was much speculation that the central bank would push up rates one more time before the end of 1999.

Given the steady increase in interest rates, our investment strategy throughout the fiscal year was to capitalize on this trend in order to provide shareholders with a higher yield.

Outlook
Our outlook for the Money Market Portfolio continues to be positive. We believe the sharp rise in interest rates is behind us for now. Uncertainty regarding Y2K is likely to keep the economy from over heating. Furthermore, we expect a moderation in economic growth due to seasonal factors. Given this backdrop, we intend to extend the Portfolio's average maturity on any significant rise in interest rates going forward. As always, we will continue to focus our attention on high-quality, liquid investments that meet our strict criteria for investment.


The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

Fund shares are not insured or guaranteed by the FDIC or any other government agency. There can be no guarantee that the Fund will maintain a stable net asset value of $1.00.

                                        Growth and Income Portfolio      page 11
                           Portfolio of Investments August 31, 1999


    Shares                             Issuer                             Value
    ------                             ------                             -----
               LONG-TERM INVESTMENTS--92.5%
               COMMON STOCK--92.5%
               AEROSPACE--1.7%
      5,000    GENERAL DYNAMICS CORP. ..............................  $   315,000
                                                                      -----------
               AIRLINES--1.5%
      4,700    AMR CORP.* ..........................................      275,538
                                                                      -----------
               AUTOMOTIVE--1.9%
      7,000    FORD MOTOR CO. ......................................      364,875
                                                                      -----------
               BANKING--5.3%
      6,000    BANK OF AMERICA CORP. ...............................      363,000
      6,000    BANK ONE CORP. ......................................      240,750
      3,400    CULLEN/FROST BANKERS, INC. ..........................       88,824
      4,000    FIRST SECURITY CORP. ................................       86,750
      2,400    FIRST UNION CORP. ...................................       99,600
      2,500    MERCANTILE BANCOPORATION ............................      137,969
                                                                      -----------
                                                                        1,016,893
                                                                      -----------
               BIOTECHNOLOGY--0.9%
      2,000    AMGEN, INC.* ........................................      166,375
                                                                      -----------
               BROADCASTING--1.4%
      5,700    CBS CORP.* ..........................................      267,900
                                                                      -----------
               CHEMICALS--1.3%
      3,200    AIR PRODUCTS AND CHEMICALS, INC. ....................      108,800
      1,200    DOW CHEMICAL CO. ....................................      136,350
                                                                      -----------
                                                                          245,150
                                                                      -----------
               COMPUTER SOFTWARE--3.9%
      4,300    AMERICAN MANAGEMENT SYSTEMS, INC.* ..................      123,087
      4,500    COMPUTER ASSOCIATES INTERNATIONAL, INC. .............      254,250
      6,000    SYMANTEC CORP.* .....................................      180,000
      4,500    UNISYS CORP.* .......................................      193,500
                                                                      -----------
                                                                          750,837
                                                                      -----------
               COMPUTERS/COMPUTER HARDWARE--4.6%
      3,000    EMC CORP.* ..........................................      180,000
      3,000    INTERNATIONAL BUSINESS MACHINES CORP. ...............      373,687
      4,000    TEXAS INSTRUMENTS, INC. .............................      328,250
                                                                      -----------
                                                                          881,937
                                                                      -----------
               CONSTRUCTION--1.0%
     13,800    D.R. HORTON, INC. ...................................      200,963
                                                                      -----------
               CONSTRUCTION MATERIALS--2.6%
     17,500    MASCO CORP. .........................................      495,469
                                                                      -----------
               CONSUMER PRODUCTS--3.9%
      3,500    FORTUNE BRANDS, INC. ................................      131,250
     10,500    PHILIP MORRIS COMPANIES, INC. .......................      393,094
     11,100    SHAW INDUSTRIES, INC. ...............................      222,000
                                                                      -----------
                                                                          746,344
                                                                      -----------
               DIVERSIFIED--1.1%
      2,100    TYCO INTERNATIONAL LTD (BERMUDA) ....................      212,756
                                                                      -----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--5.3%
     10,000    ALTERA CORP.* .......................................      421,250
      6,000    APPLIED MATERIALS, INC.* ............................      426,375
      5,500    EG&G, INC. ..........................................      174,968
                                                                      -----------
                                                                        1,022,593
                                                                      -----------

    Shares                             Issuer                             Value
    ------                             ------                             -----
               ENTERTAINMENT/LEISURE--2.2%
     10,000    VIACOM, INC. CLASS B* ...............................  $   420,625
                                                                      -----------
               ENVIRONMENTAL SERVICES--0.5%
      4,500    WASTE MANAGEMENT, INC. ..............................       98,156
                                                                      -----------
               FINANCIAL SERVICES--7.1%
     10,920    ASSOCIATES FIRST CAPITAL CORP., CLASS A .............      374,693
      8,000    CITIGROUP, INC. .....................................      355,500
      7,500    FREDDIE MAC .........................................      386,250
      1,700    LEHMAN BROTHERS HOLDINGS, INC. ......................       91,374
      1,800    MORGAN STANLEY DEAN WITTER & CO. ....................      154,463
                                                                      -----------
                                                                        1,362,280
                                                                      -----------
               FOOD/BEVERAGE PRODUCTS--1.0%
      5,600    PEPSICO, INC. .......................................      191,100
                                                                      -----------
               HEALTH CARE/HEALTH CARE SERVICES--3.3%
      1,600    AETNA, INC. .........................................      124,400
      4,500    COLUMBIA/HCA HEALTHCARE CORP. .......................      110,812
      8,600    HCR MANOR CARE, INC. * ..............................      168,238
     28,000    HEALTHSOUTH CORP. * .................................      229,250
                                                                      -----------
                                                                          632,700
                                                                      -----------
               INSURANCE--3.0%
      6,000    ALLSTATE CORP. ......................................      196,875
      7,500    TRAVELERS PROPERTY CASUALTY CORP., CLASS A ..........      266,250
      2,300    XL CAPITAL LTD, CLASS A (BERMUDA) ...................      115,718
                                                                      -----------
                                                                          578,843
                                                                      -----------
               MANUFACTURING--4.8%
      8,000    INGERSOLL-RAND CO. ..................................      509,000
      3,200    JOHNSON CONTROLS, INC. ..............................      218,800
      4,100    PENTAIR, INC. .......................................      186,550
                                                                      -----------
                                                                          914,350
                                                                      -----------
               METALS/MINING--2.9%
      8,600    ALCOA, INC. .........................................      555,238
                                                                      -----------
               OFFICE/BUSINESS EQUIPMENT--0.5%
      2,000    XEROX CORP. .........................................       95,500
                                                                      -----------
               OIL & GAS--8.4%
      3,000    CHEVRON CORP. .......................................      276,750
     15,300    COASTAL CORP. .......................................      662,681
      7,000    HALLIBURTON CO. .....................................      324,625
      1,900    MOBIL CORP. .........................................      194,513
      6,000    ULTRAMAR DIAMOND SHAMROCK CORP. .....................      156,750
                                                                      -----------
                                                                        1,615,319
                                                                      -----------
               PAPER/FOREST PRODUCTS--1.9%
      3,000    WEYERHAEUSER CO. ....................................      168,750
      4,800    WILLAMETTE INDUSTRIES ...............................      190,200
                                                                      -----------
                                                                          358,950
                                                                      -----------
               PHARMACEUTICALS--3.1%
     11,400    PHARMACIA & UPJOHN, INC. ............................      595,650
                                                                      -----------
               PIPELINES--0.9%
      3,000    COLUMBIA ENERGY GROUP, INC. .........................      177,188
                                                                      -----------

                       See notes to financial statements.

page 12      Growth and Income Portfolio (continued)
             Portfolio of Investments August 31, 1999


     Shares                          Issuer                           Value
     ------                          ------                           -----
                PRINTING & PUBLISHING--1.4%
        6,700   NEW YORK TIMES CO., CLASS A ...................   $   261,719
                                                                  -----------
                REAL ESTATE INVESTMENT TRUST--1.3%
        3,400   EQUITY RESIDENTIAL PROPERTIES TRUST ...........       149,600
        2,920   ESSEX PROPERTY TRUST, INC. ....................       102,565
                                                                  -----------
                                                                      252,165
                                                                  -----------
                RETAILING--3.0%
        3,500   FEDERATED DEPARTMENT STORES, INC.* ............       161,000
       13,800   KROGER CO.* ...................................       319,125
        9,000   OFFICE DEPOT, INC.* ...........................        93,938
                                                                  -----------
                                                                      574,063
                                                                  -----------
                SHIPPING/TRANSPORTATION--1.4%
        5,500   UNION PACIFIC CORP. ...........................       267,781
                                                                  -----------
                TELECOMMUNICATIONS--4.7%
        1,977   AT&T CORP. ....................................        88,965
        5,000   GTE CORP. .....................................       343,125
        5,000   MCI WORLDCOM, INC.* ...........................       378,750
        1,500   TELLABS, INC.* ................................        89,344
                                                                  -----------
                                                                      900,184
                                                                  -----------
                TELECOMMUNICATIONS EQUIPMENT--0.8%
        3,200   GENERAL INSTRUMENT CORP.* .....................       157,400
                                                                  -----------
                UTILITIES--3.9%
        6,000   CMS ENERGY CORP. ..............................       237,375
        1,900   DUKE ENERGY CORP. .............................       109,250
        5,000   TEXAS UTILITIES CO. ...........................       202,187
        5,000   UNICOM CORP. ..................................       193,125
                                                                  -----------
                                                                      741,937
                                                                  -----------
                TOTAL COMMON STOCK
                (COST $17,001,269) ............................    17,713,778
                                                                  -----------
                TOTAL LONG-TERM INVESTMENTS
                (COST $17,001,269) ............................    17,713,778
                                                                  -----------
   Principal
    Amount
  ----------
                SHORT-TERM INVESTMENT--7.3%
                REPURCHASE AGREEMENT--7.3%
   $1,394,000   GREENWICH CAPITAL MARKETS, INC., 5.48% DUE
                9/1/99, (DATED 8/31/99, PROCEEDS $1,394,212,
                SECURED BY FNMA, $1,397,122, FRN, DUE 07/18/27;
                MARKET VALUE $1,422,900)
                (COST $1,394,000) .............................     1,394,000
                                                                  -----------
                TOTAL INVESTMENTS--99.8%
                (COST $18,395,269) ............................   $19,107,778
                                                                  ===========

*    = Non-income producing security.
FNMA = Federal National Mortgage Association
 FRN = Floating Rate Note

                       See notes to financial statements.

                                           Capital Growth Portfolio      page 13
                           Portfolio of Investments August 31, 1999




     Shares                            Issuer                             Value
     ------                            ------                             -----
                LONG-TERM INVESTMENTS--79.5%
                COMMON STOCK--79.5%
                BANKING--4.5%
       13,000   CULLEN/FROST BANKERS, INC. .........................  $   339,625
        4,590   ZIONS BANCORPORATION ...............................      228,352
                                                                      -----------
                                                                          567,977
                                                                      -----------
                BIOTECHNOLOGY--4.6%
        7,500   BIOGEN, INC.* ......................................      575,625
                                                                      -----------
                CHEMICALS--2.1%
        4,500   CYTEC INDUSTRIES, INC.* ............................      104,906
       10,000   IMC GLOBAL, INC. ...................................      159,375
                                                                      -----------
                                                                          264,281
                                                                      -----------
                COMPUTER SOFTWARE--4.6%
       10,000   AMERICAN MANAGEMENT SYSTEMS, INC.* .................      286,250
       10,000   SYMANTEC CORP.* ....................................      300,000
                                                                      -----------
                                                                          586,250
                                                                      -----------
                COMPUTERS/COMPUTER HARDWARE--3.3%
        7,000   EMC CORP.* .........................................      420,000
                                                                      -----------
                CONSUMER PRODUCTS--3.9%
        4,200   FURNITURE BRANDS INTERNATIONAL, INC.* ..............       84,263
       10,000   SHAW INDUSTRIES, INC. ..............................      200,000
        5,000   YORK INTERNATIONAL CORP. ...........................      205,625
                                                                      -----------
                                                                          489,888
                                                                      -----------
                ELECTRONICS/ELECTRICAL EQUIPMENT--10.4%
        6,000   ALTERA CORP.* ......................................      252,750
        5,000   ASM LITHOGRAPHY HOLDING NV (NETHERLANDS)* ..........      315,625
        8,000   EG&G, INC. .........................................      254,500
        7,500   WATERS CORP.* ......................................      494,531
                                                                      -----------
                                                                        1,317,406
                                                                      -----------
                ENTERTAINMENT/LEISURE--3.3%
        5,000   GALILEO INTERNATIONAL INC. .........................      242,500
       10,000   INTERNATIONAL GAME TECHNOLOGY ......................      175,000
                                                                      -----------
                                                                          417,500
                                                                      -----------
                FINANCIAL SERVICES--5.1%
        6,300   BEAR STEARNS COMPANIES, INC. .......................      262,238
        4,000   COUNTRYWIDE CREDIT INDUSTRIES, INC. ................      128,500
        6,000   THE PMI GROUP, INC. ................................      255,000
                                                                      -----------
                                                                          645,738
                                                                      -----------
                HEALTH CARE/HEALTH CARE SERVICES--3.7%
        6,750   TENET HEALTHCARE CORP.* ............................      117,703
        5,100   UNIVERSAL HEALTH SERVICES, INC., CLASS B* ..........      170,212
        2,500   WELLPOINT HEALTH NETWORKS, INC., CLASS A* ..........      182,188
                                                                      -----------
                                                                          470,103
                                                                      -----------

     Shares                            Issuer                             Value
     ------                            ------                             -----
                INSURANCE--6.4%
        3,700   EQUITABLE COMPANIES, INC.* .........................  $   228,475
        8,000   RELIASTAR FINANCIAL CORP. ..........................      360,500
        3,000   TRANSATLANTIC HOLDINGS, INC. .......................      216,375
                                                                      -----------
                                                                          805,350
                                                                      -----------
                MANUFACTURING--2.2%
        6,000   PENTAIR, INC. ......................................      273,000
                                                                      -----------
                MEDIA/ADVERTISING--2.4%
        4,000   OMNICOM GROUP, INC. ................................      301,500
                                                                      -----------
                OIL & GAS--7.4%
       11,000   BJ SERVICES CO.* ...................................      376,750
        6,000   COOPER CAMERON CORP.* ..............................      249,750
       25,000   VARCO INTERNATIONAL, INC.* .........................      309,375
                                                                      -----------
                                                                          935,875
                                                                      -----------
                PAPER/FOREST PRODUCTS--2.0%
        7,000   BOISE CASCADE CORP. ................................      254,625
                                                                      -----------
                PIPELINES--2.5%
        5,400   COLUMBIA ENERGY GROUP, INC. ........................      318,937
                                                                      -----------
                REAL ESTATE INVESTMENT TRUST--3.6%
       10,000   ARCHSTONE COMMUNITIES TRUST ........................      213,750
        7,000   ESSEX PROPERTY TRUST, INC. .........................      245,875
                                                                      -----------
                                                                          459,625
                                                                      -----------
                RETAILING--4.2%
        4,000   CVS CORP. ..........................................      166,750
       15,000   OFFICE DEPOT, INC.* ................................      156,563
        5,000   ROSS STORES, INC. ..................................      208,125
                                                                      -----------
                                                                          531,438
                                                                      -----------
                UTILITIES--3.3%
        3,500   CMS ENERGY CORP. ...................................      138,469
        7,500   TNP ENTERPRISES, INC. ..............................      280,312
                                                                      -----------
                                                                          418,781
                                                                      -----------
                TOTAL LONG-TERM INVESTMENTS
                (COST $7,822,159) ..................................   10,053,899
                                                                      -----------
   Principal
    Amount
  ----------
                SHORT-TERM INVESTMENT--20.8%
                REPURCHASE AGREEMENT--20.8%
   $2,634,000   GREENWICH CAPITAL MARKETS, INC., 5.48%
                DUE 9/1/99, (DATED 8/31/99, PROCEEDS $2,634,401,
                SECURED BY FNMA, $2,638,084, FRN, DUE
                07/18/27; MARKET VALUE $2,686,760)
                (COST $2,634,000) ..................................    2,634,000
                                                                      -----------
                TOTAL INVESTMENTS--100.3%
                (COST $10,456,159) .................................  $12,687,899
                                                                      ===========

*    = Non-income producing security.
FNMA = Federal National Mortgage Association
 FRN = Floating Rate Note

                       See notes to financial statements.

page 14      International Equity Portfolio
             Portfolio of Investments August 31, 1999




    Shares                          Issuer                          Value
    ------                          ------                          -----
               LONG-TERM INVESTMENTS--96.8%
               COMMON STOCK--96.8%
               AUSTRALIA--0.5%
               BROADCASTING--0.2%
      2,000    NEWS CORP., LTD ................................  $   14,622
                                                                 -----------
               DIVERSIFIED--0.2%
      3,400    LANG CORP., LTD* ...............................       11,614
                                                                 -----------
               FINANCIAL SERVICES--0.0%
        400    AUSTRALIAN STOCK EXCHANGE LTD ..................        2,937
                                                                 -----------
               FOOD/BEVERAGE PRODUCTS--0.1%
      3,100    FOSTER'S BREWING GROUP LTD .....................        9,085
                                                                 -----------
               TOTAL AUSTRALIA ................................       38,258
                                                                 -----------
               BRAZIL--2.9%
               TELECOMMUNICATIONS--1.5%
      1,470    TELECOMUNICACOES BRASILEIRAS SA, ADR* ..........           69
      1,470    TELECOMUNICACOES BRASILEIRAS SA, ADR,
               PREFERRED* .....................................      109,056
                                                                 -----------
                                                                     109,125
                                                                 -----------
               UTILITIES--1.4%
     12,100    CENTRAIS ELECTRICAS BRASILEIRAS, ADR ...........       93,805
      1,330    CENTRAIS ELECTRICAS BRASILEIRAS
               SA-ELECTROBRAS, ADR, PREFERRED* ................       10,415
        523    CENTRAIS GERADORAS DO SUL DO BRASIL SA,
               ADR* ...........................................        1,837
                                                                 -----------
                                                                     106,057
                                                                 -----------
               TOTAL BRAZIL ...................................      215,182
                                                                 -----------
               FINLAND--3.3%
               PAPER/FOREST PRODUCTS--0.3%
        700    UPM-KYMMENE OYJ ................................       24,280
                                                                 -----------
               TELECOMMUNICATIONS--3.0%
      1,718    NOKIA OYJ, A SHARES ............................      143,743
      3,057    SONERA GROUP OYJ ...............................       74,305
                                                                 -----------
                                                                     218,048
                                                                 -----------
               TOTAL FINLAND ..................................      242,328
                                                                 -----------
               FRANCE--10.7%
               AUTOMOTIVE--0.8%
      1,050    RENAULT SA .....................................       56,715
                                                                 -----------
               BANKING--1.2%
        710    CREDIT COMMERCIAL DE FRANCE@ ...................       89,258
                                                                 -----------
               COMPUTER SOFTWARE--2.1%
        900    CAP GEMINI SA@ .................................      154,893
                                                                 -----------
               INDUSTRIAL COMPONENTS--0.9%
        322    COMPAGNIE DE SAINT GOBAIN ......................       62,409
                                                                 -----------
               INSURANCE--1.0%
      2,816    CNP ASSURANCES .................................       74,412
                                                                 -----------
               OIL & GAS--2.1%
        437    ELF AQUITANE SA ................................       76,829
        600    TOTALFINA SA CLASS B ...........................       77,526
                                                                 -----------
                                                                     154,355
                                                                 -----------

    Shares                          Issuer                          Value
    ------                          ------                          -----
               FRANCE (cont'd)
               PHARMACEUTICALS--1.8%
      2,650    RHONE-POULENC SA ...............................  $   128,880
                                                                 -----------
               RETAILING--0.8%
        360    PINAULT-PRINTEMPS-REDOUTE SA ...................       62,529
                                                                 -----------
               TOTAL FRANCE ...................................      783,451
                                                                 -----------
               GERMANY--8.5%
               CHEMICALS--1.3%
      2,530    DEGUSSA-HUELS AG* ..............................       98,071
                                                                 -----------
               FOOD/BEVERAGE PRODUCTS--4.2%
      5,529    KAMPS AG .......................................      306,842
                                                                 -----------
               MANUFACTURING--2.0%
        750    VEBA AG ........................................       46,960
      4,680    VIAG AG* .......................................       98,339
                                                                 -----------
                                                                     145,299
                                                                 -----------
               SEMI-CONDUCTORS--0.2%
        150    CE CONSUMER ELECTRONIC AG ......................       14,139
                                                                 -----------
               TELECOMMUNICATIONS--0.8%
        370    MANNESMANN AG ..................................       56,899
                                                                 -----------
               TOTAL GERMANY ..................................      621,250
                                                                 -----------
               IRELAND--2.4%
               AIRLINES--0.4%
      3,486    RYANAIR* .......................................       32,490
                                                                 -----------
               PAPER/FOREST PRODUCTS--0.7%
     16,748    SMURFIT (JEFFERSON) GROUP ......................       47,708
                                                                 -----------
               REAL ESTATE--0.5%
      6,515    GREEN PROPERTY PLC .............................       40,054
                                                                 -----------
               TELECOMMUNICATIONS--0.8%
      1,413    ESAT TELECOM GROUP PLC, ADR* ...................       57,580
                                                                 -----------
               TOTAL IRELAND ..................................      177,832
                                                                 -----------
               ITALY--3.6%
               COMPUTERS/COMPUTER HARDWARE--0.1%
      3,720    TECNOST SPA* ...................................        9,767
                                                                 -----------
               FOOD/BEVERAGE PRODUCTS--0.5%
     14,700    GRUPPO CREMONINI SPA* ..........................       32,788
                                                                 -----------
               INSURANCE--1.6%
     11,000    ALLEANZA ASSICURAZIONI SPA .....................      115,091
                                                                 -----------
               OIL & GAS--0.6%
      7,700    ENTE NAZIONALE IDROCARBURI SPA (ENI) ...........       46,484
                                                                 -----------
               TELECOMMUNICATIONS--0.8%
      7,600    TELECOM ITALIA MOBILE SPA ......................       44,246
      1,700    TELECOM ITALIA SPA .............................       17,229
                                                                 -----------
                                                                      61,475
                                                                 -----------
               TOTAL ITALY ....................................      265,605
                                                                 -----------
               JAPAN--23.0%
               AUTOMOTIVE--0.8%
      2,000    TOYOTA MOTOR CORP. .............................       59,125
                                                                 -----------

                       See notes to financial statements.

                         International Equity Portfolio (continued)      page 15
                          Portfolio of Investments August 31, 1999


    Shares                            Issuer                            Value
    ------                            ------                            -----
               JAPAN (cont'd)
               BANKING--1.7%
      3,000    BANK OF TOKYO-MITSUBISHI LTD@ .....................  $    44,893
      4,000    DAI-ICHI KANGYO BANK ..............................       42,138
      3,000    SUMITOMO BANK .....................................       41,186
                                                                    -----------
                                                                        128,217
                                                                    -----------
               CHEMICALS--2.0%
      3,000    KANEKA CORP.@ .....................................       34,322
      7,000    NIPPON SANSO CORP. ................................       25,371
      1,000    SHIN-ETSU CHEMICAL CO. ............................       40,820
      7,000    SUMITOMO CHEMICAL CO.* ............................       36,006
      6,000    UBE INDUSTRIES LTD* ...............................       13,289
                                                                    -----------
                                                                        149,808
                                                                    -----------
               COMPUTERS/COMPUTER HARDWARE--0.8%
      2,000    FUJITSU LTD .......................................       58,759
                                                                    -----------
               CONSTRUCTION--0.3%
      3,000    RAITO KOGYO* ......................................       21,966
                                                                    -----------
               CONSTRUCTION MATERIALS--0.5%
     16,000    TAIHEIYO CEMENT CORP. .............................       42,028
                                                                    -----------
               CONSUMER PRODUCTS--1.0%
          3    JAPAN TOBACCO INC. ................................       41,735
      1,000    KAO CORP.@ ........................................       28,464
                                                                    -----------
                                                                         70,199
                                                                    -----------
               DIVERSIFIED--0.3%
      3,000    MITSUI & CO. ......................................       21,170
                                                                    -----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--4.0%
      6,000    FUJIKURA LTD ......................................       38,550
        200    MABUCHI MOTOR CORP. ...............................       24,968
      1,000    MURATA MANUFACTURING CO., LTD@ ....................       80,999
      3,000    NEC CORP. .........................................       48,874
      3,000    SHARP CORP. .......................................       45,854
      6,000    TOSHIBA CORP. .....................................       53,432
                                                                    -----------
                                                                        292,677
                                                                    -----------
               FINANCIAL SERVICES--1.5%
        300    ACOM CO., LTD .....................................       30,505
      3,000    DAIWA SECURITIES GROUP INC. .......................       27,210
        400    ORIX CORP.* .......................................       38,587
         20    SHOHKOH FUND ......................................       14,516
                                                                    -----------
                                                                        110,818
                                                                    -----------
               FOOD/BEVERAGE PRODUCTS--1.1%
      2,000    KIKKOMAN* .........................................       16,456
     21,000    NIPPON SUISAN KAISHA LTD* .........................       41,323
      1,000    NISSIN FOOD PRODUCTS* .............................       26,542
                                                                    -----------
                                                                         84,321
                                                                    -----------
               HEALTH CARE/HEALTH CARE SERVICES--0.9%
      2,000    TERUMO ............................................       64,067
                                                                    -----------
               HOME BUILDING CONSTRUCTION--0.4%
      3,000    SEKISUI HOUSE LTD .................................       32,317
                                                                    -----------
               INSURANCE--0.5%
      3,000    TOKIO MARINE & FIRE INSURANCE CO.* ................       35,420
                                                                    -----------

    Shares                            Issuer                            Value
    ------                            ------                            -----
               JAPAN (cont'd)
               MACHINERY & ENGINEERING EQUIPMENT--0.4%
      5,000    TOKYO KIKAI SEISAKUSHO ............................  $    29,974
                                                                    -----------
               METALS/MINING--0.6%
      8,000    MITSUI MINING & SMELTING* .........................       47,373
                                                                    -----------
               OIL & GAS--0.6%
     13,000    OSAKA GAS CO.@ ....................................       41,644
                                                                    -----------
               PHARMACEUTICALS--0.5%
      2,000    FUJISAWA PHARMACEUTICAL CO., LTD ..................       34,432
                                                                    -----------
               REAL ESTATE--0.5%
      3,000    HANKYU REALTY CO., LTD ............................       12,630
      2,000    MITSUBISHI ESTATE CO., LTD ........................       20,721
                                                                    -----------
                                                                         33,351
                                                                    -----------
               RETAILING--0.8%
      1,500    AOYAMA TRADING ....................................       55,327
                                                                    -----------
               SHIPPING/TRANSPORTATION--0.4%
          5    EAST JAPAN RAILWAY CO. ............................       30,340
                                                                    -----------
               STEEL--0.5%
     13,000    NIPPON STEEL CO. ..................................       34,148
                                                                    -----------
               TELECOMMUNICATIONS--1.6%
          3    NIPPON TELEGRAPH & TELEPHONE CORP. ................       33,773
          1    NTT MOBILE COMMUNICATIONS NETWORK INC.@                   16,658
          4    NTT MOBILE COMMUNICATIONS NETWORK INC.,
               BONUS*@ ...........................................       66,264
                                                                    -----------
                                                                        116,695
                                                                    -----------
               TEXTILES--0.7%
      4,000    KURARAY CO., LTD ..................................       48,179
                                                                    -----------
               TOYS & GAMES--0.6%
        300    NINTENDO CO., LTD .................................       50,934
                                                                    -----------
               TOTAL JAPAN .......................................    1,693,289
                                                                    -----------
               MALTA--0.6%
               TELECOMMUNICATIONS--0.6%
      2,382    MALTACOM PLC, GDR, REG. S .........................       41,090
                                                                    -----------
               MEXICO--0.9%
               DIVERSIFIED--0.5%
     10,000    ALFA, SA DE CV, CLASS A ...........................       37,766
                                                                    -----------
               REAL ESTATE--0.2%
        500    CORPORACION GEO, SA DE CV, SER. B, GDS* ...........        6,606
        500    CORPORACION GEO, SA DE CV, SER. B, GDR*# ..........        6,606
                                                                    -----------
                                                                         13,212
                                                                    -----------
               RETAILING--0.2%
     25,000    GRUPO ELEKTRA, SA DE CV, L SHARES .................       11,596
                                                                    -----------
               TOTAL MEXICO ......................................       62,574
                                                                    -----------
               NETHERLANDS--7.2%
               AUTOMOTIVE--0.9%
      2,600    ATHLON GROEP ......................................       63,059
                                                                    -----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--0.9%
        607    KONINKLIJKE PHILIPS ELECTRONICS NV ................       62,733
                                                                    -----------

                       See notes to financial statements.

page 16      International Equity Portfolio (continued)
             Portfolio of Investments August 31, 1999


    Shares                          Issuer                          Value
    ------                          ------                          -----
               NETHERLANDS (cont'd)
               FINANCIAL SERVICES--2.1%
     4,750     FORTIS (NL) ...................................  $   161,235
                                                                -----------
               PRINTING & PUBLISHING--1.0%
     1,900     VERENIGDE NEDERLANDSE UITGEVERSBEDRIJVAN
               VERENIGD BEZIT (VNU) ..........................       73,046
                                                                -----------
               RETAILING--1.0%
       957     KONINKLIJKE AHOLD NV ..........................       34,360
     1,713     LAURUS NV .....................................       38,553
                                                                -----------
                                                                     72,913
                                                                -----------
               TELECOMMUNICATIONS--1.3%
     1,600     UNITED PAN-EUROPE COMMUNICATIONS NV* ..........       97,268
                                                                -----------
               TOTAL NETHERLANDS .............................      530,254
                                                                -----------
               PORTUGAL--1.0%
               BANKING--0.6%
     1,600     BANCO ESPIRITO SANTO E COMMERCIAL .............       40,686
                                                                -----------
               TELECOMMUNICATIONS--0.4%
       240     TELECEL-COMUNICACOES PESSOAIS, SA .............       31,061
                                                                -----------
               TOTAL PORTUGAL ................................       71,747
                                                                -----------
               SINGAPORE--0.1%
               REAL ESTATE--0.1%
     2,500     DBS LAND, LTD .................................        5,702
                                                                -----------
               SPAIN--4.1%
               BANKING--0.9%
     2,870     ARGENTARIA, CAJA POSTAL Y BANCO
               HIPOTECARIO DE ESPANA, SA .....................       65,504
                                                                -----------
               BROADCASTING--0.7%
     1,880     SOGECABLE SA* .................................       51,331
                                                                -----------
               BUSINESS SERVICES--0.5%
     3,900     PROSEGUR COMPANIA SEGURIDAD SA ................       38,579
                                                                -----------
               CONSTRUCTION--0.4%
       480     FOMENTO DE CONSTRUCCIONES Y
               CONTRATAS, SA .................................       28,545
                                                                -----------
               RETAILING--0.7%
     2,000     CONTINENTE SA .................................       53,230
                                                                -----------
               STEEL--0.4%
       830     ACERINOX SA ...................................       27,567
                                                                -----------
               TELECOMMUNICATIONS--0.5%
     2,241     TELEFONICA SA* ................................       35,839
                                                                -----------
               TOTAL SPAIN ...................................      300,595
                                                                -----------
               SWEDEN--3.0%
               BANKING--1.1%
     5,850     SVENSKA HANDELSBANKEN .........................       81,428
                                                                -----------
               BUSINESS SERVICES--0.6%
     3,882     ASSA ABLOY AB .................................       41,057
                                                                -----------
               MEDIA/ADVERTISING--0.2%
       607     MODERN TIMES GROUP AB* ........................       16,972
                                                                -----------

    Shares                          Issuer                          Value
    ------                          ------                          -----
               SWEDEN (cont'd)
               TELECOMMUNICATIONS--1.1%
     2,420     TELEFONAKTIEBOLAGET LM ERICSSON ...............  $    78,254
                                                                -----------
               TOTAL SWEDEN ..................................      217,711
                                                                -----------
               SWITZERLAND--5.6%
               ADVERTISING--2.8%
       270     PUBLIGROUPE SA ................................      202,772
                                                                -----------
               BANKING--0.1%
        25     UBS AG ........................................        7,072
                                                                -----------
               CONSUMER PRODUCTS--0.8%
        30     RICHEMONT (CIE FIN) ...........................       57,169
                                                                -----------
               INSURANCE--0.4%
        55     ZURICH ALLIED AG ..............................       32,353
                                                                -----------
               RETAILING--1.5%
     1,000     TAG HEUER INTERNATIONAL SA ....................      109,012
                                                                -----------
               TOTAL SWITZERLAND .............................      408,378
                                                                -----------
               THAILAND--0.0%
               OIL & GAS--0.0%
       400     PTT EXPLORATION AND PRODUCTION PUBLIC CO.,
               LTD (FOREIGN)* ................................        3,151
                                                                -----------
               UTILITIES--0.0%
     1,900     ELECTRICITY GENERATING PUBLIC CO., LTD
               (FOREIGN) .....................................        2,974
                                                                -----------
               TOTAL THAILAND ................................        6,125
                                                                -----------
               UNITED KINGDOM--19.4%
               BANKING--3.7%
     3,540     BARCLAY'S PLC*@ ...............................      105,400
     4,575     NATIONAL WESTMINSTER BANK PLC@ ................       94,367
     3,479     ROYAL BANK OF SCOTLAND GROUP PLC@ .............       72,760
                                                                -----------
                                                                    272,527
                                                                -----------
               CHEMICALS--0.5%
     3,300     LAPORTE PLC ...................................       36,141
    29,700     LAPORTE PLC, B SHARES* ........................          239
                                                                -----------
                                                                     36,380
                                                                -----------
               COMPUTER SOFTWARE/SERVICES--0.8%
     1,500     EXCHANGE HOLDINGS PLC* ........................        4,744
     5,200     SEMA GROUP PLC@ ...............................       56,908
                                                                -----------
                                                                     61,652
                                                                -----------
               CONSTRUCTION--0.7%
     4,283     BERKELEY GROUP PLC@ ...........................       54,145
                                                                -----------
               DIVERSIFIED--1.2%
     8,795     GENERAL ELECTRIC CO., PLC .....................       88,396
                                                                -----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--0.6%
     5,800     NXT PLC* ......................................       42,472
                                                                -----------
               FINANCIAL SERVICES--0.6%
    14,880     LEGAL & GENERAL GROUP PLC .....................       41,339
                                                                -----------
               FOOD/BEVERAGE PRODUCTS--1.0%
     6,974     DIAGEO PLC@ ...................................       71,122
                                                                -----------

                       See notes to financial statements.

                         International Equity Portfolio (continued)      page 17
                           Portfolio of Investments August 31, 1999


   Shares                       Issuer                          Value
   ------                       ------                          -----
            UNITED KINGDOM (cont'd)
            MULTI-MEDIA--1.1%
    5,460   REUTERS GROUP PLC@ ...........................  $    80,668
                                                            -----------
            OIL & GAS--4.2%
    9,202   BP AMOCO PLC@ ................................      171,743
   17,250   SHELL TRANSPORT & TRADING CO., PLC@ ..........      138,267
                                                            -----------
                                                                310,010
                                                            -----------
            PHARMACEUTICALS--2.8%
    5,270   GLAXO WELLCOME PLC ...........................      139,097
    5,116   SMITHKLINE BEECHAM PLC@ ......................       66,899
                                                            -----------
                                                                205,996
                                                            -----------
            STEEL--0.6%
   15,500   BRITISH STEEL PLC ............................       40,841
                                                            -----------
            TELECOMMUNICATIONS--1.6%
    5,689   VODAFONE AIRTOUCH PLC@ .......................      115,181
                                                            -----------
            TOTAL UNITED KINGDOM .........................    1,420,729
                                                            -----------
            TOTAL COMMON STOCK
            (COST $6,270,972) ............................    7,102,100
                                                            -----------
            PREFERRED STOCK--0.0%
            MALAYSIA--0.0%
            CONSTRUCTION--0.0%
    4,000   SUNWAY BUILDING TECHNOLOGY, BHD, 3.0%
            RULS, (REDEEMABLE UNSECURED LOAN STOCK)
            (COST $1,284) ................................          900
                                                            -----------

   Units
   -----
            WARRANTS--0.0%
            GERMANY--0.0%
            INSURANCE--0.0%
       11   MUENCHENER RUECKVERSICHERUNGS-
            GESELLSCHAFT AG, EXPIRES 06/03/02 ..........            367
                                                            -----------
            HONG KONG--0.0%
            DIVERSIFIED--0.0%
      300   WHARF HOLDINGS, EXPIRES 12/31/99 ...........            185
                                                            -----------
            TOTAL WARRANTS
            (COST $0) ..................................            552
                                                            -----------

 Principal
  Amount
   (DEM)
----------
           CONVERTIBLE CORPORATE BOND--0.0%
           GERMANY--0.0%
           AUTOMOTIVE--0.0%
   1,310   DAIMLERCHRYSLER AG, 5.75%, 06/14/02
           (COST $769) .......................                      741
                                                            -----------
           TOTAL INVESTMENTS--96.8%
           (COST $6,273,025) .................              $ 7,104,293
                                                            ===========


                                     Number    Original     Value
                      Expiration       of        Cost     (USD) at    Unrealized
     Description         Date      Contracts     (USD)    08/31/99   Depreciation
-------------------- ------------ ----------- ---------- ---------- -------------
LONG INDEX FUTURES CONTRACTS OUTSTANDING
ALL ORDINARIES SPI   Sept. 1999       3        $147,309   $145,553    ($ 1,756)

SHORT INDEX FUTURES CONTRACTS OUTSTANDING
DJ EURO STOXX 50     Sept. 1999       4         155,238    161,140      (5,902)

 *   = Non-income producing security
 #   = Security may only be sold to institutional buyers
 @   = All or a portion of this secruity is segregated for forward foreign currency contracts
ADR  = American Depositary Receipt
GDR  = Global Depositary Receipt
GDS  = Global Depositary Share

                       See notes to financial statements.

page 18      Asset Allocation Portfolio
             Portfolio of Investments August 31, 1999


    Shares                             Issuer                             Value
    ------                             ------                             -----
               LONG-TERM INVESTMENTS--94.5%
               COMMON STOCK--49.0%
               AEROSPACE--0.8%
     1,200     GENERAL DYNAMICS CORP. ..............................  $    75,600
                                                                      -----------
               AIRLINES--0.8%
     1,200     AMR CORP.* ..........................................       70,350
                                                                      -----------
               AUTOMOTIVE--1.0%
     1,800     FORD MOTOR CO. ......................................       93,825
                                                                      -----------
               BANKING--2.7%
     1,500     BANKAMERICA CORP. ...................................       90,750
     1,400     BANK ONE CORP. ......................................       56,175
       800     CULLEN/FROST BANKERS, INC. ..........................       20,900
     1,000     FIRST SECURITY CORP. ................................       21,687
       600     FIRST UNION CORP. ...................................       24,900
       600     MERCANTILE BANCOPORATION ............................       33,112
                                                                      -----------
                                                                          247,524
                                                                      -----------
               BIOTECHNOLOGY--0.5%
       600     AMGEN, INC.* ........................................       49,913
                                                                      -----------
               BROADCASTING--0.8%
     1,500     CBS CORP.* ..........................................       70,500
                                                                      -----------
               CHEMICALS--0.7%
       800     AIR PRODUCTS AND CHEMICALS, INC. ....................       27,200
       300     DOW CHEMICAL CO. ....................................       34,088
                                                                      -----------
                                                                           61,288
                                                                      -----------
               COMPUTER SOFTWARE--2.0%
     1,200     AMERICAN MANAGEMENT SYSTEMS, INC.* ..................       34,350
     1,100     COMPUTER ASSOCIATES INTERNATIONAL, INC. .............       62,150
     1,500     SYMANTEC CORP.* .....................................       45,000
     1,100     UNISYS CORP.* .......................................       47,300
                                                                      -----------
                                                                          188,800
                                                                      -----------
               COMPUTERS/COMPUTER HARDWARE--2.3%
       800     EMC CORP.* ..........................................       48,000
       800     INTERNATIONAL BUSINESS MACHINES CORP. ...............       99,650
       800     TEXAS INSTRUMENTS, INC. .............................       65,650
                                                                      -----------
                                                                          213,300
                                                                      -----------
               CONSTRUCTION--0.6%
     3,800     D.R. HORTON, INC. ...................................       55,338
                                                                      -----------
               CONSTRUCTION MATERIALS--1.5%
     4,800     MASCO CORP. .........................................      135,900
                                                                      -----------
               CONSUMER PRODUCTS--2.2%
     1,000     FORTUNE BRANDS, INC. ................................       37,500
     2,900     PHILIP MORRIS COMPANIES, INC. .......................      108,569
     3,100     SHAW INDUSTRIES, INC. ...............................       62,000
                                                                      -----------
                                                                          208,069
                                                                      -----------
               DIVERSIFIED--0.5%
       500     TYCO INTERNATIONAL LTD (BERMUDA)* ...................       50,656
                                                                      -----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--2.6%
     2,100     ALTERA CORP.* .......................................       88,462
     1,500     APPLIED MATERIALS, INC.* ............................      106,594
     1,600     EG&G, INC. ..........................................       50,900
                                                                      -----------
                                                                          245,956
                                                                      -----------

    Shares                             Issuer                             Value
    ------                             ------                             -----
               ENTERTAINMENT/LEISURE--1.1%
     2,500     VIACOM, INC. CLASS B* ...............................  $   105,156
                                                                      -----------
               ENVIRONMENTAL SERVICES--0.3%
     1,100     WASTE MANAGEMENT, INC. ..............................       23,994
                                                                      -----------
               FINANCIAL SERVICES--3.7%
     2,942     ASSOCIATES FIRST CAPITAL CORP., CLASS A .............      100,947
     1,900     CITIGROUP, INC. .....................................       84,431
     2,000     FREDDIE MAC .........................................      103,000
       400     LEHMAN BROTHERS HOLDING, INC. .......................       21,500
       400     MORGAN STANLEY, DEAN WITTER, & CO. ..................       34,325
                                                                      -----------
                                                                          344,203
                                                                      -----------
               FOOD/BEVERAGE PRODUCTS--0.5%
     1,400     PEPSICO, INC. .......................................       47,775
                                                                      -----------
               HEALTH CARE/HEALTH CARE SERVICES--1.7%
       400     AETNA INC. ..........................................       31,100
     1,000     COLUMBIA/HCA HEALTHCARE CORP. .......................       24,625
     2,200     HCR MANOR CARE, INC.* ...............................       43,037
     7,000     HEALTHSOUTH CORP.* ..................................       57,313
                                                                      -----------
                                                                          156,075
                                                                      -----------
               INSURANCE--1.6%
     1,600     ALLSTATE CORP. ......................................       52,500
     1,900     TRAVELERS PROPERTY CASUALTY CORP., CLASS A ..........       67,450
       600     XL CAPITAL LTD, CLASS A (BERMUDA) ...................       30,188
                                                                      -----------
                                                                          150,138
                                                                      -----------
               MANUFACTURING--2.5%
     2,000     INGERSOLL-RAND CO. ..................................      127,250
       800     JOHNSON CONTROLS, INC. ..............................       54,700
     1,100     PENTAIR, INC. .......................................       50,050
                                                                      -----------
                                                                          232,000
                                                                      -----------
               METALS/MINING--1.7%
     2,400     ALCOA, INC. .........................................      154,950
                                                                      -----------
               OFFICE/BUSINESS EQUIPMENT--0.3%
       500     XEROX CORP. .........................................       23,875
                                                                      -----------
               OIL & GAS--4.5%
       800     CHEVRON CORP. .......................................       73,800
     4,200     COASTAL CORP. .......................................      181,912
     1,700     HALLIBURTON CO. .....................................       78,837
       500     MOBIL CORP. .........................................       51,188
     1,600     ULTRAMAR DIAMOND SHAMROCK CORP. .....................       41,800
                                                                      -----------
                                                                          427,537
                                                                      -----------
               PAPER/FOREST PRODUCTS--0.9%
       700     WEYERHAEUSER CO. ....................................       39,375
     1,200     WILLAMETTE INDUSTRIES ...............................       47,550
                                                                      -----------
                                                                           86,925
                                                                      -----------
               PHARMACEUTICALS--1.7%
     3,000     PHARMACIA & UPJOHN, INC. ............................      156,750
                                                                      -----------
               PIPELINES--0.5%
       800     COLUMBIA ENERGY GROUP, INC. .........................       47,250
                                                                      -----------

                       See notes to financial statements.

                             Asset Allocation Portfolio (continued)      page 19
                           Portfolio of Investments August 31, 1999


     Shares                         Issuer                          Value
     ------                         ------                          -----
                PRINTING & PUBLISHING--0.8%
      1,800     NEW YORK TIMES CO., CLASS A ..................  $    70,313
                                                                -----------
                REAL ESTATE INVESTMENT TRUST--0.7%
        900     EQUITY RESIDENTIAL PROPERTIES TRUST ..........       39,600
        800     ESSEX PROPERTY TRUST, INC. ...................       28,100
                                                                -----------
                                                                     67,700
                                                                -----------
                RETAILING--1.9%
        900     FEDERATED DEPARTMENT STORES* .................       41,400
      3,800     KROGER CO.* ..................................       87,875
      4,500     OFFICE DEPOT, INC.* ..........................       46,969
                                                                -----------
                                                                    176,244
                                                                -----------
                SHIPPING/TRANSPORTATION--0.7%
      1,400     UNION PACIFIC CORP. ..........................       68,163
                                                                -----------
                TELECOMMUNICATIONS--2.4%
        580     AT&T CORP. ...................................       26,100
      1,200     GTE CORP. ....................................       82,350
      1,200     MCI WORLDCOM, INC.* ..........................       90,900
        400     TELLABS, INC.* ...............................       23,825
                                                                -----------
                                                                    223,175
                                                                -----------
                TELECOMMUNICATIONS EQUIPMENT--0.4%
        800     GENERAL INSTRUMENT CORP.* ....................       39,350
                                                                -----------
                UTILITIES--2.1%
      1,600     CMS ENERGY CORP. .............................       63,300
        500     DUKE ENERGY CORP. ............................       28,750
      1,400     TEXAS UTILITIES CO. ..........................       56,612
      1,200     UNICOM CORP. .................................       46,350
                                                                -----------
                                                                    195,012
                                                                -----------
                TOTAL COMMON STOCK
                (COST $4,378,459) ............................    4,563,604
                                                                -----------
   Principal
    Amount
     (USD)
   ---------
                CORPORATE NOTES & BONDS--10.8%
                AUTOMOTIVE--2.0%
                FORD MOTOR CREDIT CO.,
  $  50,000      5.80%, 01/12/09 .............................       44,858
     50,000      6.70%, 07/16/04 .............................       49,199
    100,000     GENERAL MOTORS ACCEPTANCE CORP.,
                5.85%, 01/14/09 ..............................       89,632
                                                                -----------
                                                                    183,689
                                                                -----------
                BANKING--0.5%
     50,000     SOVEREIGN BANCORP, 6.63%, 03/15/01 ...........       49,178
                                                                -----------
                DIVERSIFIED--1.5%
                TYCO INTERNATIONAL GROUP, SA (LUXEMBURG),
     75,000      5.88%, 11/01/04 .............................       70,504
     75,000      6.88%, 01/15/29 .............................       66,434
                                                                -----------
                                                                    136,938
                                                                -----------


  Principal
   Amount
    (USD)                             Issuer                               Value
  ---------                           ------                               -----
             FINANCIAL SERVICES--4.3%
 $  49,829   BEAR STEARNS COMMERCIAL MORTGAGE
             SECURITIES, INC., 6.80%, 09/15/08 ......................  $    49,186
   100,000   GENERAL ELECTRIC CAPITAL CORP., MTN,
             9.18%, 12/30/08 ........................................      114,032
    50,000   GOLDMAN SACHS GROUP, 6.65%, 05/15/09 ...................       47,237
    50,000   LEHMAN BROTHERS HOLDINGS, 6.63%, 04/01/04 ..............       48,174
    50,000   NATIONSLINK FUNDING CORP., 6.30%, 12/10/02 .............       48,922
    50,000   TPSA FINANCE, 7.75%, 12/10/08 ..........................       47,368
    50,000   TXU EASTERN FUNDING (UNITED KINGDOM),# 6.45%,
             05/15/05 ...............................................       47,043
                                                                       -----------
                                                                           401,962
                                                                       -----------
             OIL & GAS--0.5%
    50,000   CONOCO INC., 5.90%, 04/15/04 ...........................       46,503
                                                                       -----------
             PRINTING & PUBLISHING--0.3%
    30,000   WASHINGTON POST CO., CLASS B, 5.50%, 02/15/09 ..........       26,925
                                                                       -----------
             TELECOMMUNICATIONS--1.7%
    75,000   AT&T CORP., 5.63%, 03/15/04 ............................       71,671
   100,000   SPRINT CAPITAL CORP., 6.38%, 05/01/09 ..................       92,775
                                                                       -----------
                                                                           164,446
                                                                       -----------
             TOTAL CORPORATE NOTES & BONDS
             (COST $1,054,429) ......................................    1,009,641
                                                                       -----------
             MORTGAGE BACKED SECURITIES--11.3%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION
   118,242    POOL 252339, 6.00%, 03/01/29 ..........................      108,744
    78,196   POOL 252435, 6.00%, 05/01/14 ...........................       74,408
    50,886   POOL 313563, 10.50%, 03/01/18 ..........................       55,608
   235,374   POOL 323614, 6.50%, 02/01/14 ...........................      228,607
   233,956   POOL 323633, 7.00%, 03/01/29 ...........................      227,229
   214,061   POOL 323688, 7.50%, 03/01/29 ...........................      212,588
   157,105   POOL 484753, 6.50%, 03/01/29 ...........................      148,709
                                                                       -----------
             TOTAL MORTGAGE BACKED SECURITIES
             (COST $1,097,451) ......................................    1,055,893
                                                                       -----------
             ASSET BACKED SECURITIES--1.1%
   100,000   DISCOVER CARD MASTER TRUST I, SER. 1998-2,
             CLASS A, 5.80%, 09/16/03
             (COST $99,430) .........................................       99,437
                                                                       -----------
             U.S. TREASURY SECURITIES--19.6%
             U.S. TREASURY NOTES & BONDS,
   250,000    4.25%, 11/15/03 .......................................      234,610
   100,000   4.63%, 12/31/00@ .......................................       98,672
   100,000   4.75%, 02/15/04 ........................................       95,453
    50,000   4.75%, 11/15/08 ........................................       45,258
   100,000   5.00%, 02/28/01 ........................................       99,016
    50,000   5.25%, 05/31/01 ........................................       49,586
   175,000   5.25%, 11/15/28 ........................................      151,676
    50,000   5.63%, 02/15/06 ........................................       48,703
    50,000   6.00%, 07/31/02 ........................................       50,211

                       See notes to financial statements.

page 20      Asset Allocation Portfolio (continued)
             Portfolio of Investments August 31, 1999


  Principal
    Amount
    (USD)                         Issuer                         Value
  ---------                       ------                         -----
              U.S. TREASURY SECURITIES (cont'd)
$  250,000    6.13%, 11/15/27 ..............................  $  242,813
   450,000    6.50%, 10/15/06 ..............................     457,947
    40,000    8.13%, 08/15/19 ..............................      47,231
   125,000    8.50%, 02/15/20 ..............................     153,223
    50,000     8.75%, 08/15/00 .............................      51,453
                                                              ----------
              TOTAL U.S. TREASURY SECURITIES
              (COST $1,879,152) ............................   1,825,852
                                                              ----------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--1.5%
              FEDERAL HOME LOAN MORTGAGE ASSOCIATION,
    50,000     5.13%, 10/15/08 .............................      44,047
    50,000     6.00%, 11/15/17 .............................      48,672
    50,000    FEDERAL NATIONAL MORTGAGE ASSOCIATION,
              5.13%, 02/13/04 ..............................      47,203
                                                              ----------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (COST $148,586) ..............................     139,922
                                                              ----------
              STATE & MUNICIPAL OBLIGATIONS--1.2%
              MICHIGAN--1.2%
   130,000    WAYNE CHARTER COUNTY, MICHIGAN, DETROIT
              METROPOLITAN WAYNE COUNTY, SER. A, REV.,
              5.00%, 12/01/28
              (COST $123,673) ..............................     114,104
                                                              ----------
              TOTAL LONG-TERM INVESTMENTS
              (COST $8,781,180) ............................   8,808,453
                                                              ----------
              SHORT-TERM INVESTMENT--5.0%
              REPURCHASE AGREEMENT--5.0%
   470,000    GREENWICH CAPITAL MARKETS, INC., 5.48%, DUE
              09/01/99, (DATED 08/31/99, PROCEEDS $470,072,
              SECURED BY FHLMC, $498,010, FRN, DUE 05/15/29;
              MARKET VALUE $481,821)
              (COST $470,000) ..............................     470,000
                                                              ----------
              TOTAL INVESTMENTS--99.5%
              (COST $9,251,180) ............................  $9,278,453
                                                              ==========
SHORT FUTURES CONTRACTS OUTSTANDING


                                       Number
                        Expiration       of      Original   Value at    Unrealized
      Description          Date      Contracts     Cost     08/31/99   Appreciation
---------------------- ------------ ----------- ---------- ---------- -------------
  U.S. TREASURY NOTE   Sept. 99         5        $560,624   $550,000      $10,624

    *   = Non-income producing security
    #   = Security may only be sold to institutional buyers
    @   = All or a portion of this security is segregated
  FHLMC = Federal Home Loan Mortgage Corporation
  FRN   = Floating Rate Note
  MTN   = Medium Term Note
  REV.  = Revenue Bond

                       See notes to financial statements.

U.S. Government Income Portfolio
Portfolio of Investments
August 31, 1999


  Principal
    Amount                        Issuer                        Value
    ------                        ------                        -----
              LONG-TERM INVESTMENTS--93.6%
              U.S. TREASURY SECURITIES--47.2%
              U.S. TREASURY NOTES & BONDS,
 $  575,000    5.63%, 05/15/08 ............................  $  554,967
    335,000    6.13%, 09/30/00 ............................     336,883
    400,000    6.75%, 08/15/26 ............................     418,564
    675,000    8.50%, 02/15/20 ............................     827,401
    735,000    10.75%, 08/15/05 ...........................     898,883
                                                             ----------
              TOTAL U.S. TREASURY SECURITIES
              (COST $3,276,968) ...........................   3,036,698
                                                             ----------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--36.0%
    750,000   FEDERAL HOME LOAN MORTGAGE CORP., 5.70%,
              03/25/03 ....................................     731,130
              FEDERAL NATIONAL MORTGAGE ASSOCIATION,
    469,000    5.13%, 02/13/04 ............................     442,764
    150,000    5.88%, 04/23/04 ............................     144,446
  1,000,000   STUDENT LOAN MARKETING ASSOCIATION, 5.57%,
              03/17/00 ....................................     998,120
                                                             ----------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (COST $2,347,227) ...........................   2,316,460
                                                             ----------
              MORTGAGE BACKED SECURITIES--10.4%
    702,752   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
              POOL 354779, 6.50%, 03/15/24
              (COST $641,543) .............................     668,928
                                                             ----------
              TOTAL LONG-TERM INVESTMENTS
              (COST $6,265,738) ...........................   6,022,086
                                                             ----------
              SHORT-TERM INVESTMENT--4.7%
              REPURCHASE AGREEMENT--4.7%
    304,000   GREENWICH CAPITAL MARKETS, INC., 5.48%, DUE
              09/01/99, (DATED 08/31/99, PROCEEDS $304,046,
              SECURED BY FNMA POOL, $305,673, FRN, DUE
              07/18/27; MARKET VALUE $311,312)
              (COST $304,000) .............................     304,000
                                                             ----------
              TOTAL INVESTMENTS--98.3%
              (COST $6,569,738) ...........................  $6,326,086
                                                             ==========

  FNMA = Federal National Mortgage Association
  FRN  = Floating Rate Note


                                           Money Market Portfolio        page 21
                                           Portfolio of Investments
                                           August 31, 1999

  Principal
    Amount
    (USD)                              Issuer                            Value
    -----                              ------                            -----
              U.S. TREASURY SECURITIES--6.8%
              U.S. TREASURY BILLS,
 $  172,000    4.57%, 09/16/99 ......................................  $171,673
    100,000    4.57%, 10/21/99 ......................................    99,365
                                                                       --------
              TOTAL U.S. TREASURY SECURITIES
              (COST $271,038) .......................................   271,038
                                                                       --------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--2.4%
     98,000   FEDERAL NATIONAL MORTGAGE ASSOCIATION, MTN,
              5.01%, 09/27/99
               (COST $97,645) .......................................    97,645
                                                                       --------
              COMMERCIAL PAPER--78.8%
              ASSET BACKED SECURITIES--3.7%
    150,000   CIESCO L.P., 5.30%, 10/14/99 ..........................   149,051
                                                                       --------
              BANKING--18.2%
    100,000   BANCO BOZANO SIMONSEN (CI), (SPAIN),
              5.30%, 09/24/99 .......................................    99,661
    150,000   BANCO NACIONAL DE MEXICO SA (BANAMEX),
              (UNITED KINGDOM), 5.35%, 09/07/99 .....................   149,866
    100,000   NATIONAL AUSTRALIA FUNDING, (AUSTRALIA),
              5.20%, 09/21/99 .......................................    99,711
    190,000   SWEDBANK (SWEDEN), 5.15%, 09/15/99 ....................   189,619
    190,000   UNIFUNDING, INC., (DENMARK), 5.17%, 10/04/99 ..........   189,100
                                                                       --------
                                                                        727,957
                                                                       --------
              CONSTRUCTION MACHINERY--4.8%
    190,000   CATERPILLAR FINANCIAL SERVICES CORP.,
              4.93%, 09/02/99 .......................................   189,974
                                                                       --------
              CONSUMER PRODUCTS--2.5%
    100,000   PROCTER & GAMBLE CO., 5.15%, 09/13/99 .................    99,828
                                                                       --------
              ELECTRONICS/ELECTRICAL EQUIPMENT--2.5%
    100,000   GENERAL ELECTRIC CAPITAL CORP.,
              5.26%, 09/20/99 .......................................    99,722
                                                                       --------
              ENTERTAINMENT--2.5%
    100,000   WALT DISNEY CO., 5.20%, 11/08/99 ......................    99,018
                                                                       --------


                       See notes to financial statements.

page 22      Money Market Portfolio (continued)
             Portfolio of Investments
             August 31, 1999


  Principal
    Amount
    (USD)                              Issuer                             Value
    -----                              ------                             -----
              FINANCIAL SERVICES--26.9%
 $  190,000   BIL NORTH AMERICA, INC., (BELGIUM),
              5.23%, 09/17/99 .......................................  $  189,558
    195,000   INTERNATIONAL LEASE FINANCE CORP.,
              4.78%, 09/13/99 .......................................     194,689
    130,000   J.P. MORGAN SECURITIES, INC., 4.82%, 09/15/99 .........     129,756
    190,000   MERRILL LYNCH & CO., INC., 5.10%, 09/07/99 ............     189,838
    190,000   SALOMON SMITH BARNEY HOLDINGS, INC., 5.20%,
              09/13/99 ..............................................     189,671
    180,000   UBS FINANCE INC., (SWITZERLAND), 5.20%, 09/10/99 ......     179,766
                                                                       ----------
                                                                        1,073,278
                                                                       ----------
              INSURANCE--9.5%
    190,000   ING AMERICA INSURANCE HOLDINGS, INC.,
              (NETHERLANDS), 5.17%, 11/12/99 ........................     188,035
    190,000   METLIFE FUNDING, INC., 5.20%, 09/15/99 ................     189,616
                                                                       ----------
                                                                          377,651
                                                                       ----------
              PHARMACEUTICALS--4.6%
    185,000   ABBOTT LABORATORIES, 5.17%, 09/14/99 ..................     184,655
                                                                       ----------
              RETAILING--3.6%
    145,000   ST. MICHAEL FINANCE LTD, (UNITED KINGDOM),
              5.28%, 10/14/99 .......................................     144,087
                                                                       ----------
              TOTAL COMMERCIAL PAPER
              (COST $3,145,221) .....................................   3,145,221
                                                                       ----------
              CERTIFICATES OF DEPOSITS (YANKEE)--11.9%
    100,000   CANADIAN IMPERIAL BANK OF COMMERCE (CIBC),
              (CANADA), 5.27%, 03/03/00 .............................     100,004
    125,000   DEUTSCHE BANK AG, (GERMANY), 5.33%, 03/09/00 ..........     125,039
    150,000   NATIONAL WESTMINSTER BANK PLC, (UNITED
              KINGDOM), 5.20%, 05/10/00 .............................     149,326
    100,000   TORONTO DOMINION BANK LTD, (CANADA), 5.05%,
              02/14/00 ..............................................      99,949
                                                                       ----------
              TOTAL CERTIFICATES OF DEPOSITS (YANKEE)
              (COST $474,318) .......................................     474,318
                                                                       ----------
              TOTAL INVESTMENTS--99.9%
              (COST $3,988,222)* ....................................  $3,988,222
                                                                       ==========

  * = The cost of securities is substantially the same for federal income tax purposes.
  MTN = Medium Term Note.

                       See notes to financial statements.

                                Statement of Assets and Liabilities      page 23
                                                    August 31, 1999


                                                                  Growth and       Capital     International
                                                                    Income         Growth          Equity
                                                                   Portfolio      Portfolio      Portfolio
                                                                   ---------      ---------      ---------
ASSETS:
 Investment securities, at value (Note 1)                        $19,107,778    $12,687,899     $7,104,293
 Cash                                                                    578            640         53,006
 Foreign Currency (Cost $202,143)(a)                                      --             --        203,986
 Other assets                                                            171            112             62
 Receivables:
  Investment securities sold                                          93,708             --        205,512
  Portfolio shares sold                                               15,078             --             --
  Dividends and interest                                              21,595          6,251         11,794
  Variation margin                                                        --             --             --
  Open forward foreign currency contracts                                 --             --         34,909
  Expense reimbursement from VFD                                          --             --         11,000
  Other                                                                   --             --             --
                                                                 -----------    -----------     ----------
   TOTAL ASSETS                                                   19,238,908     12,694,902      7,624,562
                                                                 -----------    -----------     ----------
LIABILITIES:
 Payables:
  Investment securities purchased                                         --             --        228,208
  Portfolio shares redeemed                                              241            469            155
  Variation margin                                                        --             --          7,646
  Open forward foreign currency contracts                                 --             --          6,051
 Accrued liabilities: (Note 2)
  Investment advisory fees                                             2,488             --             --
  Administration fees                                                  3,317             --             --
  Custody fees                                                        16,534         14,289          6,233
  Other                                                               62,991         31,500         39,707
                                                                 -----------    -----------     ----------
   TOTAL LIABILITIES                                                  85,571         46,258        288,000
                                                                 -----------    -----------     ----------
NET ASSETS:
 Paid in capital                                                  18,709,718     10,979,708      6,475,467
 Accumulated undistributed/(overdistributed) net investment
  income                                                              46,071            558       (109,647)
 Accumulated net realized gain (loss) on investments and
  futures transactions                                              (314,961)      (563,362)       116,135
 Net unrealized appreciation (depreciation) of investments,
  futures and assets and liabilities denominated in foreign
  currencies                                                         712,509      2,231,740        854,607
                                                                 -----------    -----------     ----------
   NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
   INTERESTS                                                     $19,153,337    $12,648,644     $7,336,562
                                                                 ===========    ===========     ==========
   Shares of beneficial interest outstanding ($.001 par value;
   unlimited number of shares authorized)                          1,516,069        920,135        645,906
   Net asset value, maximum offering price per share and
   redemption price per share                                    $     12.63    $     13.75     $    11.36
                                                                 ===========    ===========     ==========
   Cost of investments                                           $18,395,269    $10,456,159     $6,273,025
                                                                 ===========    ===========     ==========


                                                                     Asset       U.S. Government      Money
                                                                   Allocation         Income          Market
                                                                   Portfolio        Portfolio       Portfolio
                                                                   ---------        ---------       ---------
ASSETS:
 Investment securities, at value (Note 1)                         $ 9,278,453      $6,326,086      $3,988,222
 Cash                                                                   3,300             646           3,365
 Foreign Currency (Cost $202,143)(a)                                       --              --              --
 Other assets                                                              82              56              33
 Receivables:
  Investment securities sold                                               --              --              --
  Portfolio shares sold                                                    --          36,176              --
  Dividends and interest                                               61,752          77,875          11,244
  Variation margin                                                        703              --              --
  Open forward foreign currency contracts                                  --              --              --
  Expense reimbursement from VFD                                        9,000          10,000          10,254
  Other                                                                    --              --             296
                                                                  -----------      ----------      ----------
   TOTAL ASSETS                                                     9,353,290       6,450,839       4,013,414
                                                                  -----------      ----------      ----------
LIABILITIES:
 Payables:
  Investment securities purchased                                          --              --              --
  Portfolio shares redeemed                                               204              34              51
  Variation margin                                                         --              --              --
  Open forward foreign currency contracts                                  --              --              --
 Accrued liabilities: (Note 2)
  Investment advisory fees                                                 --              --              --
  Administration fees                                                      --              --              --
  Custody fees                                                         13,356           3,848           7,236
  Other                                                                15,877          13,737          15,018
                                                                  -----------      ----------      ----------
   TOTAL LIABILITIES                                                   29,437          17,619          22,305
                                                                  -----------      ----------      ----------
NET ASSETS:
 Paid in capital                                                    9,019,858       6,276,807       3,991,819
 Accumulated undistributed/(overdistributed) net investment
  income                                                              221,337         294,656            (213)
 Accumulated net realized gain (loss) on investments and
  futures transactions                                                 44,761         105,409            (497)
 Net unrealized appreciation (depreciation) of investments,
  futures and assets and liabilities denominated in foreign
  currencies                                                           37,897        (243,652)             --
                                                                  -----------      ----------      ----------
   NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
   INTERESTS                                                      $ 9,323,853      $6,433,220      $3,991,109
                                                                  ===========      ==========      ==========
   Shares of beneficial interest outstanding ($.001 par value;
   unlimited number of shares authorized)                             869,780         676,521       3,991,805
   Net asset value, maximum offering price per share and
   redemption price per share                                     $     10.72      $     9.51      $     1.00
                                                                  ===========      ==========      ==========
   Cost of investments                                            $ 9,251,180      $6,569,738      $3,988,222
                                                                  ===========      ==========      ==========

(a) Including foreign cash of $36,460 segregated for margin on futures contracts.


                       See notes to financial statements.

page 24      Statement of Operations
             For the year ended August 31, 1999


                                                                 Growth and     Capital
                                                                   Income        Growth
                                                                 Portfolio     Portfolio
                                                                 ---------     ---------
INVESTMENT INCOME (Note 1B):
 Interest                                                       $   55,737    $   87,739
 Dividends                                                         228,067        98,738
 Foreign taxes withheld                                                 --          (363)
                                                                ----------    ----------
  TOTAL INVESTMENT INCOME                                          283,804       186,114
                                                                ----------    ----------
EXPENSES (Note 2):
 Investment advisory fees                                          117,969        74,744
 Administration fees                                                39,322        24,915
 Accounting fees                                                        --            --
 Custodian fees                                                     56,614        59,909
 Printing and postage                                                3,840         3,984
 Professional fees                                                  25,895        26,683
 Transfer agent fees                                                16,600        14,138
 Trustees' fees and expenses                                           983           623
 Miscellaneous expenses                                                 --         6,742
                                                                ----------    ----------
  TOTAL EXPENSES                                                   261,223       211,738
                                                                ----------    ----------
 Less amounts waived (Note 2D)                                      84,365        99,659
 Less expenses assumed by VFD                                           --            --
                                                                ----------    ----------
  NET EXPENSES                                                     176,858       112,079
                                                                ----------    ----------
  NET INVESTMENT INCOME                                            106,946        74,035
                                                                ----------    ----------
NET REALIZED GAIN (LOSS) ON:
 Investment transactions                                          (273,794)     (326,396)
 Futures transactions                                                   --            --
 Foreign currency transactions                                          --            --
CHANGE IN NET UNREALIZED APPRECIATION/ DEPRECIATION ON:
 Investments                                                     3,731,059     3,485,901
 Futures                                                                --            --
 Foreign currency contracts and foreign currency translation            --            --
                                                                ----------    ----------
Net realized and unrealized gain (loss)                          3,457,265     3,159,505
                                                                ----------    ----------
Net increase (decrease) in net assets from operations           $3,564,211    $3,233,540
                                                                ==========    ==========


                                                                International      Asset     U.S. Government     Money
                                                                    Equity      Allocation        Income        Market
                                                                  Portfolio      Portfolio      Portfolio      Portfolio
                                                                  ---------      ---------      ---------      ---------
INVESTMENT INCOME (Note 1B):
 Interest                                                        $    9,079      $ 60,703      $  410,910      $198,187
 Dividends                                                           77,276       244,875              --            --
 Foreign taxes withheld                                             (10,510)          (66)             --            --
                                                                 ----------      --------      ----------      --------
  TOTAL INVESTMENT INCOME                                            75,845       305,512         410,910       198,187
                                                                 ----------      --------      ----------      --------
EXPENSES (Note 2):
 Investment advisory fees                                            53,428        50,452          33,422         9,736
 Administration fees                                                 13,358        18,346          13,369         7,789
 Accounting fees                                                     64,999            --              --            --
 Custodian fees                                                      16,696        58,693          41,562        30,039
 Printing and postage                                                21,002        11,490           7,496         5,160
 Professional fees                                                   31,441        20,002          18,344        16,499
 Transfer agent fees                                                 12,349        12,758          13,380        12,735
 Trustees' fees and expenses                                            334           459             334           195
 Miscellaneous expenses                                               2,671         1,787           3,907         6,777
                                                                 ----------      --------      ----------      --------
  TOTAL EXPENSES                                                    216,278       173,987         131,814        88,930
                                                                 ----------      --------      ----------      --------
 Less amounts waived (Note 2D)                                       66,786        68,798          46,791        17,525
 Less expenses assumed by VFD                                        75,990        27,218          31,544        49,985
                                                                 ----------      --------      ----------      --------
  NET EXPENSES                                                       73,502        77,971          53,479        21,420
                                                                 ----------      --------      ----------      --------
  NET INVESTMENT INCOME                                               2,343       227,541         357,431       176,767
                                                                 ----------      --------      ----------      --------
NET REALIZED GAIN (LOSS) ON:
 Investment transactions                                             58,956        35,467         111,284           216
 Futures transactions                                                51,524        22,528              --            --
 Foreign currency transactions                                      (75,184)           --              --            --
CHANGE IN NET UNREALIZED APPRECIATION/ DEPRECIATION ON:
 Investments                                                      1,430,112       636,818        (547,700)           --
 Futures                                                              1,201        11,564              --            --
 Foreign currency contracts and foreign currency translation         15,462            --              --            --
                                                                 ----------      --------      ----------      --------
Net realized and unrealized gain (loss)                           1,482,071       706,377        (436,416)          216
                                                                 ----------      --------      ----------      --------
Net increase (decrease) in net assets from operations            $1,484,414      $933,918      $  (78,985)     $176,983
                                                                 ==========      ========      ==========      ========


                       See notes to financial statements.

                                 Statement of Changes in Net Assets      page 25
                                      For the year ended August 31,


                                                Growth and Income                Capital Growth
                                                    Portfolio                       Portfolio
                                          ------------------------------- ------------------------------
                                               1999            1998            1999            1998
                                          --------------- --------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income                    $    106,946    $    140,213    $     74,035    $     93,943
 Net realized gain (loss) on
 investments, futures and foreign
 currency transactions                        (273,794)      3,688,903        (326,396)      1,362,111
 Change in net unrealized appreciation/
 depreciation on investments, futures
 and foreign currency translations           3,731,059      (5,264,810)      3,485,901      (3,730,448)
                                          ------------    ------------    ------------    ------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                     3,564,211      (1,435,694)      3,233,540      (2,274,394)
                                          ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income                        (141,313)       (152,413)        (91,620)        (75,294)
 Net realized gain on investment
 transactions                               (3,026,944)     (2,095,439)     (1,211,368)     (1,086,897)
                                          ------------    ------------    ------------    ------------
  TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS                              (3,168,257)     (2,247,852)     (1,302,988)     (1,162,191)
                                          ------------    ------------    ------------    ------------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
 Proceeds from shares issued                 2,745,113       7,392,467       1,764,277       4,208,043
 Dividends reinvested                        3,168,265       2,247,852       1,302,988       1,162,192
 Cost of shares redeemed                    (4,525,706)     (3,588,729)     (3,444,937)     (3,211,182)
                                          ------------    ------------    ------------    ------------
  INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS                 1,387,672       6,051,590        (377,672)      2,159,053
                                          ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                       1,783,626       2,368,044       1,552,880      (1,277,532)
NET ASSETS:
 Beginning of period                        17,369,711      15,001,667      11,095,764      12,373,296
                                          ------------    ------------    ------------    ------------
 End of period                            $ 19,153,337    $ 17,369,711    $ 12,648,644    $ 11,095,764
                                          ============    ============    ============    ============
Share Transactions:
 Issued                                        206,744         487,129         138,153         270,050
 Reinvested                                     10,795         162,983         103,819          81,196
 Redeemed                                     (106,283)       (234,746)       (268,589)       (201,529)
                                          ------------    ------------    ------------    ------------
Change in shares                               111,256         415,366         (26,617)        149,717
                                          ============    ============    ============    ============



                                              International Equity             Asset Allocation
                                                   Portfolio                       Portfolio
                                          ------------------------------ -------------------------------
                                               1999           1998            1999            1998
                                          --------------- -------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income                    $       2,343    $   12,165    $     227,541   $     217,174
 Net realized gain (loss) on
 investments, futures and foreign
 currency transactions                           35,296       377,671           57,995         860,769
 Change in net unrealized appreciation/
 depreciation on investments, futures
 and foreign currency translations            1,446,775      (611,170)         648,382      (1,192,269)
                                          -------------    ----------    -------------   -------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                      1,484,414      (221,334)         933,918        (114,326)
                                          -------------    ----------    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income                          (65,684)     (103,835)        (150,706)       (188,322)
 Net realized gain on investment
 transactions                                  (309,348)     (217,881)        (783,916)       (398,931)
                                          -------------    ----------    -------------   -------------
  TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS                                 (375,032)     (321,716)        (934,622)       (587,253)
                                          -------------    ----------    -------------   -------------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
 Proceeds from shares issued                    540,673     1,608,468        1,873,665       2,149,078
 Dividends reinvested                           375,032       321,716          934,622         587,253
 Cost of shares redeemed                     (1,006,352)     (489,849)      (1,296,518)       (504,107)
                                          -------------    ----------    -------------   -------------
  INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS                    (90,647)    1,440,335        1,511,769       2,232,224
                                          -------------    ----------    -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                        1,018,735       897,285        1,511,065       1,530,645
NET ASSETS:
 Beginning of period                          6,317,827     5,420,542        7,812,788       6,282,143
                                          -------------    ----------    -------------   -------------
 End of period                            $   7,336,562    $6,317,827    $   9,323,853   $   7,812,788
                                          =============    ==========    =============   =============
Share Transactions:
 Issued                                          52,457       150,107          168,082         182,176
 Reinvested                                      37,761        33,368           84,851          52,028
 Redeemed                                      (100,131)      (46,315)        (117,135)        (43,387)
                                          -------------    ----------    -------------   -------------
Change in shares                                 (9,913)      137,160          135,798         190,817
                                          =============    ==========    =============   =============


                                             U.S. Government Income              Money Market
                                                   Portfolio                       Portfolio
                                         ----------------------------- -------------------------------
                                              1999           1998            1999            1998
                                         -------------- -------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income                   $     357,431    $  293,366    $     176,767   $     173,400
 Net realized gain (loss) on
 investments, futures and foreign
 currency transactions                         111,284        (4,875)             216            (380)
 Change in net unrealized appreciation/
 depreciation on investments, futures
 and foreign currency translations            (547,700)      270,455               --              --
                                         -------------    ----------    -------------   -------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                       (78,985)      558,946          176,983         173,020
                                         -------------    ----------    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income                        (341,109)     (152,142)        (177,389)       (172,997)
 Net realized gain on investment
 transactions                                       --            --             (316)             --
                                         -------------    ----------    -------------   -------------
  TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS                                (341,109)     (152,142)        (177,705)       (172,997)
                                         -------------    ----------    -------------   -------------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
 Proceeds from shares issued                 1,813,167     2,677,221        3,209,679         827,196
 Dividends reinvested                          341,107       152,142          178,002         179,352
 Cost of shares redeemed                    (1,882,389)     (456,130)      (2,674,958)     (2,581,778)
                                         -------------    ----------    -------------   -------------
  INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS                   271,885     2,373,233          712,723      (1,575,230)
                                         -------------    ----------    -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                        (148,209)    2,780,037          712,001      (1,575,207)
NET ASSETS:
 Beginning of period                         6,581,429     3,801,392        3,279,108       4,854,315
                                         -------------    ----------    -------------   -------------
 End of period                           $   6,433,220    $6,581,429    $   3,991,109   $   3,279,108
                                         =============    ==========    =============   =============
Share Transactions:
 Issued                                        181,506       276,633        3,209,679         827,196
 Reinvested                                     34,700        15,978          178,002         179,352
 Redeemed                                     (189,910)      (46,840)      (2,674,958)     (2,581,778)
                                         -------------    ----------    -------------   -------------
Change in shares                                26,296       245,771          712,723      (1,575,230)
                                         =============    ==========    =============   =============

                       See notes to financial statements.

page 26      Financial Highlights


                                                           Growth and Income Portfolio
                                           ------------------------------------------------------------
                                                        Year Ended August 31,                03/01/95*
                                                                                              through
                                               1999        1998         1997        1996      08/31/95
                                           ----------- ------------ ----------- ----------- -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period        $ 12.36     $ 15.16      $ 12.74    $ 11.48     $ 10.00
                                             -------     -------      -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         0.06         0.09        0.15        0.29        0.11
 Net gains or losses on investments
 (both realized and unrealized)                2.58       ( 0.71)       3.99        1.52        1.37
                                             -------     -------      -------    -------     -------
  TOTAL FROM INVESTMENT OPERATIONS             2.64       ( 0.62)       4.14        1.81        1.48
                                             -------     -------      -------    -------     -------
LESS DISTRIBUTIONS:
 Dividends from net investment income          0.09         0.13        0.15        0.30           --
 Distributions from capital gains              2.28         2.05        1.57        0.25           --
                                             -------     -------      -------    -------     --------
  TOTAL DISTRIBUTIONS                          2.37         2.18        1.72        0.55           --
                                             -------     -------      -------    -------     --------
NET ASSET VALUE, END OF PERIOD               $ 12.63     $ 12.36      $ 15.16    $ 12.74     $ 11.48
                                             =======     =======      =======    =======     ========
TOTAL RETURN                                   21.23%     ( 5.45%)      35.53%      16.24%      14.80%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)     $19,153     $17,370      $15,002    $  8,081    $  6,247
 Ratios to Average Net Assets:#
  Expenses                                      0.90%       0.90%        0.90%       0.90%       0.90%
  Net investment income                         0.54%       0.78%        1.18%       1.71%       2.14%
  Expenses without waivers and
  assumption of expenses                        1.33%       1.70%        1.70%       1.98%       1.80%
  Net investment income without
  waivers and assumption of expenses            0.11%     ( 0.02%)       0.38%       0.63%       1.24%
Portfolio Turnover Rate                          114%        170%          89%        129%         32%


                                                             Capital Growth Portfolio
                                           ------------------------------------------------------------
                                                                                              03/01/95*
                                                         Year Ended August 31,                 through
                                               1999         1998         1997        1996     08/31/95
                                           ----------- ------------- ----------- ----------- ----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period        $ 11.72     $   15.52     $ 13.84    $  11.90    $ 10.00
                                             -------     ---------     -------    --------    -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          0.07          0.10        0.09        0.16       0.06
 Net gains or losses on investments
 (both realized and unrealized)                 3.37        ( 2.37)       3.42        2.14       1.84
                                             -------     ---------     -------    --------    -------
  TOTAL FROM INVESTMENT OPERATIONS              3.44        ( 2.27)       3.51        2.30       1.90
                                             -------     ---------     -------    --------    -------
LESS DISTRIBUTIONS:
 Dividends from net investment income           0.09          0.09        0.10        0.14          --
 Distributions from capital gains               1.32          1.44        1.73        0.22          --
                                             -------     ---------     -------    --------    --------
  TOTAL DISTRIBUTIONS                           1.41          1.53        1.83        0.36          --
                                             -------     ---------     -------    --------    --------
NET ASSET VALUE, END OF PERIOD               $ 13.75     $   11.72     $ 15.52    $  13.84    $ 11.90
                                             =======     =========     =======    ========    ========
TOTAL RETURN                                   30.59%       (16.38%)     27.27%      19.66%      19.00%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)     $12,649     $  11,096     $12,373    $  7,910    $  6,329
 Ratios to Average Net Assets:#
  Expenses                                      0.90%         0.90%       0.90%       0.90%       0.90%
  Net investment income                         0.59%         0.72%       0.64%       0.97%       1.04%
  Expenses without waivers and
  assumption of expenses                        1.70%         1.70%       1.70%       1.97%       1.80%
  Net investment income without
  waivers and assumption of expenses          ( 0.21%)      ( 0.08%)    ( 0.16%)    ( 0.10)%      0.14%
Portfolio Turnover Rate                           27%           71%         54%        107%         28%


                                                            International Equity Portfolio
                                           -----------------------------------------------------------------
                                                           Year Ended August 31,
                                                                                                  03/01/95*
                                                                                                   through
                                               1999           1998           1997        1996      08/31/95
                                           ------------ ---------------- ----------- ----------- -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period        $   9.63      $   10.45      $ 10.59     $  10.89    $ 10.00
                                             --------      ---------      -------     --------    -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                             --           0.02 (b)     0.19         0.22       0.10
 Net gains or losses on investments
 (both realized and unrealized)                  2.32         ( 0.28)        0.65         0.03       0.79
                                             --------      ---------      -------     --------    -------
  TOTAL FROM INVESTMENT OPERATIONS               2.32         ( 0.26)        0.84         0.25       0.89
                                             --------      ---------      -------     --------    -------
LESS DISTRIBUTIONS:
 Dividends from net investment income            0.10           0.18         0.13         0.25          --
 Distributions from capital gains                0.49           0.38         0.85         0.30          --
                                             --------      ---------      -------     --------    --------
  TOTAL DISTRIBUTIONS                            0.59           0.56         0.98         0.55          --
                                             --------      ---------      -------     --------    --------
NET ASSET VALUE, END OF PERIOD               $  11.36      $    9.63      $ 10.45     $  10.59    $ 10.89
                                             ========      =========      =======     ========    ========
TOTAL RETURN                                    25.03%        ( 2.46%)        8.27%       2.42%       8.90%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)     $  7,337      $   6,318      $  5,421    $  3,901    $  5,482
 Ratios to Average Net Assets:#
  Expenses                                       1.10%          1.10%         1.11%       1.10%       1.09%
  Net investment income                          0.04%          0.19%         1.96%       0.82%       1.92%
  Expenses without waivers and
  assumption of expenses                         3.24%          3.05%         2.99%       4.22%       2.90%
  Net investment income without
  waivers and assumption of expenses           ( 2.10%)       ( 1.76%)        0.08%     ( 2.30%)      0.11%
Portfolio Turnover Rate                           170%           157%          158%        200%         75%



                                                           Asset Allocation Portfolio
                                           ----------------------------------------------------------
                                                        Year Ended August 31,
                                                                                            03/01/95*
                                                                                             through
                                               1999        1998        1997        1996     08/31/95
                                           ----------- ----------- ----------- ----------- ----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period       $ 10.64     $  11.57    $ 11.15     $ 11.04     $ 10.00
                                            -------     --------    -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         0.24         0.28       0.33        0.66        0.21
 Net gains or losses on investments
 (both realized and unrealized)                1.04       ( 0.25)      1.94        0.49        0.83
                                            -------     --------    -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS             1.28         0.03       2.27        1.15        1.04
                                            -------     --------    -------     -------     -------
LESS DISTRIBUTIONS:
 Dividends from net investment income          0.18         0.30       0.30        0.67           --
 Distributions from capital gains              1.02         0.66       1.55        0.37           --
                                            -------     --------    -------     -------     --------
  TOTAL DISTRIBUTIONS                          1.20         0.96       1.85        1.04           --
                                            -------     --------    -------     -------     --------
NET ASSET VALUE, END OF PERIOD              $ 10.72     $  10.64    $ 11.57     $ 11.15     $ 11.04
                                            =======     ========    =======     =======     ========
TOTAL RETURN                                   11.88%     ( 0.04%)     22.61%      10.90%      10.40%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)    $  9,324    $  7,813    $  6,282    $  4,033    $  5,546
 Ratios to Average Net Assets:#
  Expenses                                      0.85%       0.85%       0.85%       0.85%       0.85%
  Net investment income                         2.48%       2.81%       3.28%       3.18%       3.86%
  Expenses without waivers and
  assumption of expenses                        1.90%       1.91%       2.03%       2.33%       1.65%
  Net investment income without
  waivers and assumption of expenses            1.43%       1.75%       2.10%       1.71%       3.06%
Portfolio Turnover Rate                          112%        162%        122%        155%         45%

* Commencement of operations.
# Short periods have been annualized.
b Net investment income per share has been calculated based on average shares outstanding during the period.

                       See notes to financial statements.

                                   Financial Highlights (continued)      page 27


                                                      U.S. Government Income Portfolio++
                                            --------------------------------------------------------
                                                             Year Ended August 31,
                                                                                          03/01/95*
                                                                                           through
                                               1999       1988       1997        1996      08/31/95
                                            ----------- ---------- ---------- ----------- ----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period      $  10.12    $  9.40     $ 9.53    $ 10.69     $ 10.00
                                            --------    -------     ------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          0.52      0.39       0.52        1.17        0.32
 Net gains or losses on investments
 (both realized and unrealized)               ( 0.62)     0.64       0.22       ( 0.86)      0.37
                                            --------    -------     ------    --------    -------
  TOTAL FROM INVESTMENT OPERATIONS            ( 0.10)     1.03       0.74        0.31        0.69
                                            --------    -------     ------    --------    -------
LESS DISTRIBUTIONS:
 Dividends from net investment income           0.51      0.31       0.54        1.13           --
 Distributions from capital gains                 --         --      0.33        0.34           --
                                            --------    -------     ------    --------    --------
  TOTAL DISTRIBUTIONS                           0.51      0.31       0.87        1.47           --
                                            --------    -------     ------    --------    --------
NET ASSET VALUE, END OF PERIOD              $   9.51    $ 10.12     $ 9.40    $  9.53     $ 10.69
                                            ========    =======     ======    ========    ========
TOTAL RETURN                                  ( 1.15%)    11.12%      8.11%       2.62%       6.90%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)    $  6,433    $ 6,581     $3,801    $  2,994    $  5,390
 Ratios to Average Net Assets:#
  Expenses                                      0.80%      0.80%      0.80%       0.80%       0.80%
  Net investment income                         5.35%      5.40%      5.91%       6.06%       6.19%
  Expenses without waivers and
  assumption of expenses                        1.97%      1.99%      1.50%       1.79%       1.62%
  Net investment income without
  waivers and assumption of expenses            4.18%      4.21%      5.21%       5.07%       5.37%
Portfolio Turnover Rate                           31%        14%        40%         83%         46%


                                                           Money Market Portfolio
                                            -----------------------------------------------------
                                                           Year Ended August 31,
                                                                                        03/01/95*
                                                                                         through
                                              1999       1998       1997       1996     08/31/95
                                            ---------- ---------- ---------- ---------- ---------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                             ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                        0.05       0.05       0.05       0.05       0.03
 Net gains or losses on investments
 (both realized and unrealized)                  --         --         --         --         --
                                             ------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS            0.05       0.05       0.05       0.05       0.03
                                             ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
 Dividends from net investment income         0.05        .05       0.05       0.05       0.03
 Distributions from capital gains                --         --         --         --         --
                                             ------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS                         0.05       0.05       0.05       0.05       0.03
                                             ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD               $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                             ======     ======     ======     ======     ======
TOTAL RETURN                                   4.66%      5.04%      4.93%      5.15%      2.79%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)     $3,991     $3,279     $4,854     $2,950     $5,422
 Ratios to Average Net Assets:#
  Expenses                                     0.55%      0.55%      0.55%      0.55%      0.55%
  Net investment income                        4.54%      4.94%      4.84%      5.10%      5.46%
  Expenses without waivers and
  assumption of expenses                       2.28%      2.24%      1.46%      1.74%      1.21%
  Net investment income without
  waivers and assumption of expenses           2.81%      3.25%      3.93%      3.91%      4.80%
Portfolio Turnover Rate                          --         --         --         --         --

*  Commencement of operations.
#  Short periods have been annualized.
++ On 12/27/96, the Portfolio changed its name from U.S. Treasury Income
   Portfolio to U.S. Government Income Portfolio.


                       See notes to financial statements.

page 28      Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--Mutual Fund Variable Annuity Trust (the "Trust") was organized on April 14, 1994 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust was established to provide a funding medium for variable annuity contracts issued by life insurance companies. Shares of the Trust are issued only to insurance company separate accounts in connection with variable annuity contracts. The Trust issues six separate series of shares (the "Portfolio(s)"), each of which represents a separately managed portfolio of securities with its own investment objectives. The Portfolios are the Growth and Income Portfolio ("GIP"), Capital Growth Portfolio ("CGP"), International Equity Portfolio ("IEP"), Asset Allocation Portfolio ("AAP"), U.S. Government Income Portfolio ("USGIP") and Money Market Portfolio ("MMP").

   THE FOLLOWING IS A SUMMARY
   OF SIGNIFICANT ACCOUNTING POLICIES
   FOLLOWED BY THE PORTFOLIOS:

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Valuation of Investments--Equity securities and options are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price.

      Except for MMP, bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices. Short-term obligations are valued at amortized cost if acquired with fewer than 61 days to maturity, or at value, based on quoted exchange or over-the-counter prices, until the 61st day prior to maturity and thereafter by amortizing the value on the 61st day to par at maturity.

      Money market instruments held by MMP are valued at amortized cost, which approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

      Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Security Transactions and Investment Income-- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   C. Repurchase agreements--It is the Portfolios' policy that all repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held by the Portfolio's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. If the seller of a repurchase agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

   D. Futures Contracts--When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

      The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

      IEP may invest a portion of its liquid assets in index futures contracts to control the asset mix of the Portfolio in the most efficient manner. This allows the fund manager to more fully participate in the market, adjusting country exposures while incurring minimal transaction costs. Long index futures contracts are used to gain exposure to equities when

                          Notes to Financial Statements (continued)      page 29


      the fund manager anticipates that this will be more efficient than buying stocks directly. The use of long futures contracts subjects the Portfolio to risk of loss up to the amount of the value of the contract. Short index futures contracts are used for hedging purposes (to reduce the exposure to equities). The use of short futures contracts subjects the Portfolio to unlimited risk of loss.

      AAP may invest in interest rate futures contracts as a hedge against rate risk or to change the duration of the fixed income components of the Portfolio.

      As of August 31, 1999, the Portfolios had outstanding futures contracts as described on the respective Portfolio of Investments.

   E. Foreign Currency Translations--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank on the following basis:

      (1) Market value of investment securities, other assets and liabilities: at the closing rate of exchange at the balance sheet date.

      (2) Purchases and sales of investment securities and income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

      Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

   F. Forward Foreign Currency Exchange Contracts--A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency is made or taken, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolios are subject to off balance sheet risk to the extent of the value of the contract for purchases of currency and in an unlimited amount for sales of currency.

   G. Federal Income Tax Status--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

   H. Dividends and Distributions to Shareholders--The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. The reclassifications for GIP and CGP relate primarily to the character for tax purposes of current year distributions. The reclassification for IEP relates primarily to the character for tax purposes of foreign currency losses and current year distributions. Paid in capital, accumulated undistributed net investment income and accumulated undistributed net realized gain/loss were increased or (decreased) as shown below:

                                                     GIP          CGP          IEP
                                                     ---          ---          ---
      Paid in capital                            $     171    $     113    $      62
      Accumulated undistributed net investment
      income                                       (11,995)     (44,181)     (42,897)
      Accumulated net realized gain (loss) on
      investments                                   11,824       44,068       42,835

      Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

page 30      Notes to Financial Statements (continued)


   I. Expenses--Direct expenses of a Portfolio are charged to the respective Portfolio. General Trust expenses are allocated on the basis of relative net assets or on another reasonable basis.

2. FEES AND OTHER TRANSACTIONS
   WITH AFFILIATES

   A. Investment Advisory Fees--The Chase Manhattan Bank ("Chase"), a direct wholly-owned subsidiary of the Chase Manhattan Corporation, is the Portfolios' investment advisor (the "Advisor") and custodian (the "Custodian"). The Advisor manages the assets of the Portfolios pursuant to an Advisory Agreement and, for such services, is paid an annual fee computed daily and paid monthly based on an annual rate equal to 0.80% of the International Equity Portfolio's, 0.60% of the Capital Growth and Growth and Income Portfolios', 0.55% of the Asset Allocation Portfolio's, 0.50% of the U.S. Government Income Portfolio's and 0.25% of the Money Market Portfolio's average daily net assets. The Advisor voluntarily waived some or all its fees as shown in 2.D.

      Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Portfolio pursuant to a Sub- Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.30% of the Growth and Income and Capital Growth Portfolios', 0.25% of the Asset Allocation and U.S. Government Income Portfolios' and 0.10% of the Money Market Portfolio's average daily net assets.

      Chase Asset Management (London) Limited (CAM London), a registered investment advisor, is the sub-investment advisor to the International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM London and Chase. CAM London is a wholly-owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.40% of the average daily net assets of the International Equity Portfolio.


   B. Administration Fee--Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services, the Administrator receives from each Portfolio a fee computed at an annual rate equal to 0.05% of the respective Portfolio's average daily net assets. The Administrator voluntarily waived some or all of its fees as shown in 2.D.

   C. Sub-Administration Fees--Pursuant to a Sub-Administration Agreement, Vista Fund Distributors, Inc. ("VFD" or the "Sub-Administrator"), an indirect wholly-owned subsidiary of The BISYS Group Inc., provides certain sub-administration services to the Portfolios, including providing officers, clerical staff and office space for an annual fee of 0.15% of the average daily net assets of each Portfolio. The Sub-Administrator voluntarily waived some or all of its fees as shown in 2.D.

   D. Assumption of Expenses--For the year ended August 31, 1999, the Investment Advisor, Administrator and Sub-Administrator voluntarily waived expenses for the Portfolios as follows:

                       GIP        CGP        IEP        AAP       USGIP      MMP
                      ----        ---        ---        ---       -----      ---
  Advisory          $78,364    $74,744    $53,428    $50,452    $33,422    $ 9,736
  Administration      6,001     24,915     13,358     18,346     13,369      7,789
                    -------    -------    -------    -------    -------    -------
  TOTAL
  WAIVERS           $84,365    $99,659    $66,786    $68,798    $46,791    $17,525
                    =======    =======    =======    =======    =======    =======
  The Sub-Administrator voluntarily assumed certain expenses of the funds:
  Assumed
  Expenses               --         --    $75,990    $27,218    $31,544    $49,985
                    =======    =======    =======    =======    =======    =======

   E. Other--Chase provides portfolio custody and fund accounting services for all of the Portfolios, with the exception of the IEP for which it provides only the custody services. Compensation for such services from Chase is presented in the Statement of Operations as Custodian fees.

      The IEP earned approximately $6,200 in interest income on deposits placed with an affiliate of the Chase Manhattan Bank.

      The Trust has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan

                          Notes to Financial Statements (continued)      page 31

      are based on compensation and years of service. Pension expenses for the year ended August 31, 1999, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows:


                                                    Accrued
                                       Pension      Pension
                                      Expenses     Liability
    Portfolio:                        --------     ---------
  Growth and Income Portfolio           $348        $1,206
  Capital Growth Portfolio               225           938
  International Equity Portfolio         113           473
  Asset Allocation Portfolio             155           564
  U.S. Government Income
  Portfolio                              111           397
  Money Market Portfolio                  63           300

3. INVESTMENT TRANSACTIONS--For the year ended August 31, 1999, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:


                             GIP           CGP            IEP           AAP          USGIP
                             ---           ---            ---           ---          -----
    Purchases
    (excluding U.S.
    Government)         $21,094,810    $2,933,087    $10,540,052    $8,155,233    $       --
    Sales (excluding
    U.S. Government)     23,282,927     5,390,051     10,692,784     8,011,397            --
    Purchases of
    U.S. Government              --            --             --     2,073,304     2,983,015
    Sales of
    U.S. Government              --            --             --     1,388,138     1,868,873

4. FEDERAL INCOME TAX MATTERS--For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities at August 31, 1999 are as follows:


                            GIP            CGP           IEP           AAP          USGIP
                            ---            ---           ---           ---          -----
    Aggregate cost     $ 18,430,626   $10,454,663    $6,281,561    $9,262,727    $6,569,738
                       ------------   -----------    ----------    ----------    ----------
    Gross unrealized
    appreciation       $  1,950,193   $ 2,692,704    $1,118,036    $  516,127    $   31,094
    Gross unrealized
    depreciation         (1,273,041)     (459,468)     (295,304)     (500,401)     (274,746)
                       ------------   -----------    ----------    ----------    ----------
    Net unrealized
    appreciation/
    depreciation       $    677,152   $ 2,233,236    $  822,732    $   15,726    $ (243,652)
                       ============   ===========    ==========    ==========    ==========



   At August 31, 1999, GIP had a net capital loss carryover of approximately $224,525, which will be available to offset future capital gains and will expire on August 31, 2007. To the extent that any net capital losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.


5. OPEN FORWARD FOREIGN CURRENCY CONTRACTS The following forward foreign currency contracts were held by the International Equity Portfolio at August 31, 1999:


            Contract                         Contract                           Net
             Amount                           Amount                         Unrealized
           Purchased/                         Sold/         Settlement       Gain (Loss)
             (Sold)                        (Purchased)         Date           (USD)
             ------                        -----------         ----           -----
    Unrealized Gain
-------------------------------
        55,125,000 (JPY)                  300,000 (GBP)      10/26/99        $ 25,736
          633,939 (EURO)                  666,929 (USD)      09/08/99           4,913
          210,159 (GBP)                   334,000 (USD)      09/08/99           4,260
                                                                             --------
                                                                             $ 34,909
                                                                             ========
    Unrealized Loss
-------------------------------
        (319,296) (EURO)                 (334,000) (USD)     09/08/99          (4,387)
        (415,392) (GBP)                  (666,929) (USD)     09/08/99          (1,664)
                                                                               --------
                                                                               $ (6,051)
                                                                               ========

     EUR = Euro Currency
     DEM = Deutsche Mark
     GBP = Great British Pound
     JPY = Japanese Yen


6. FOREIGN CASH POSITIONS--International Equity Portfolio


                                                                          Net
                              Delivery                     Market     Unrealized
                            Value (Local                    Value     Gain (Loss)
         Currency             Currency)     Cost (USD)      (USD)        (USD)
         --------             ---------     ----------      -----        -----
    Australian Dollar           19,891       $ 13,219    $ 12,701       $(518)
    EURO                        76,687         79,767      81,219       1,452
    Great British Pound          1,824          2,940       2,936            (4)
    Greek Drachma               60,000            215         195         (20)
    Hong Kong Dollar                30              4           4          --
    Indonesian Rupiah          894,077             58         117          59
    Japanese Yen               878,301          7,677       8,039         362
    Malaysian Ringgit            1,835            432         483          51
    Mexican Peso                    93             10          10          --
    Philippine Peso             22,439            535         565          30
    Singapore Dollar                67             41          40            (1)
    Swedish Krona              260,966         31,331      31,724         393
    Swiss Franc                 99,638         65,887      65,928          41
    Thai Baht                      964             27          25            (2)
                                             --------    --------       --------
    Total                                    $202,143    $203,986       $1,843
                                             ========    ========       =======

page 32      Notes to Financial Statements (continued)


7. CONCENTRATION OF SHAREHOLDERS
   At August 31, 1999, all shares outstanding for each Portfolio are owned either directly or indirectly by a single insurance company.


8. CONCENTRATION OF CREDIT RISK
   As of August 31, 1999, MMP invested 71.6% of its net assets in financial institutions, of which 12.8% was invested in Broker Dealers, 30.1% in Banking and 28.7% in other financial service providers. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important role in the operation of the financial services industry.

   IEP invested 23.0% and 19.4% of its net assets in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in a specific country or region.

9. BANK BORROWINGS
   IEP may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of IEP's total assets must be repaid before IEP may make additional investments. IEP has entered into an agreement, enabling it to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to IEP based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. IEP also pays a commitment fee of 0.075% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to IEP. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

   IEP had no borrowings outstanding at August 31, 1999, nor at any time during the year then ended.

                                  Report of Independent Accountants      page 33


To the Trustees and Shareholders of
Mutual Fund Variable Annuity Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth and Income Portfolio, Capital Growth Portfolio, International Equity Portfolio, Asset Allocation Portfolio, U.S. Government Income Portfolio and Money Market Portfolio (separate portfolios constituting Mutual Fund Variable Annuity Trust, hereafter referred to as the "Trust") at August 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
October 11, 1999

Back Cover






A-7036-CRT
(C)The Chase Manhattan Corporation, 1999, 2000. All Rights Reserved.
                                                                    October 1999

                                                                     F-7036(CMB)
                                                                      VCA-2-1099